BCAM INTERNATIONAL, INC.

                                                               February 18, 2000

Dear Shareholder:

     We invite you to attend our Annual Meeting of Shareholders on Tuesday, April 18, 2000, at 10:00 a.m., at the State University of New York at Stony Brook, Engineering and Applied Sciences Building, Room 231, Stony Brook, New York or at any adjournment or postponement thereof.

     This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. We have included a copy of our recent 8-K report on the acquisition of LungCheck, Inc. and the spinoff of our technology operations, since this represents a major change in our operations. We welcome your comments, and hope you will join us.

     Whether or not you plan to attend in person, it is important that your shares be represented at the annual meeting. BCAM's Board recommends that shareholders vote FOR each of the matters described in the proxy statement to be presented at the Annual Meeting.

     PLEASE DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE IMMEDIATELY.

         Thank you.

                                   Sincerely,


                                   /s/ Michael Strauss
                                   -------------------
                                   Michael Strauss
                                   Chairman of the Board of Directors,
                                   President and Chief Executive Officer

                            BCAM INTERNATIONAL, INC.
                             1800 Walt Whitman Road
                            Melville, New York 11747

                            (a New York Corporation)

                              NOTICE OF 1999 ANNUAL
                          MEETING OF SHAREHOLDERS TO BE
                      HELD AT 10:00 A.M. ON APRIL 18, 2000



     The annual meeting of shareholders of BCAM INTERNATIONAL, INC. will be held on April 18, 2000 at 10:00 A.M. at the State University of New York at Stony Brook, Engineering and Applied Sciences Building, Room 231, Stony Brook, New York, for the following purposes:

     1. To elect two (2) Class III, two (2) Class II and one (1) Class I directors to serve until the expiration of their three (3), two (2) and one (1) year terms and until their successors shall have been duly elected and qualified;

     2. To consider and act upon a proposal to adopt an Amended and Restated Certificate of Incorporation which would include, among other matters:

                    A.   change the Company's name to CellAnalytics, Inc.;


                    B.   effect a 1 for 15 common stock combination;

                    C. increase from 65,000,000 shares to 200,000,000 shares the number of authorized shares of the Company's common stock, par value $.01 per share;

                    D. increase from 2,000,000 shares to 5,000,000 shares the number of authorized shares of the Company's Preferred Stock; and

                    E. allow holders of a majority of the voting stock of the Company to take action by written consent in lieu of a meeting;

     3. To amend BCAM's 1995 Stock Option Plan to increase the shares reserved for issuance from 8,000,000 to 18,000,000;

     4. To ratify the selection of J.H. Cohn LLP as BCAM's independent public accountants for the fiscal year ending December 31, 1999;

     5. To transact such other business as may properly come before the annual meeting.

                                    IMPORTANT


     Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating, and returning the proxy will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.



                                             By Order of the Board of Directors


                                             Karen Tantone, Secretary


Date:    March 17, 2000

                            BCAM INTERNATIONAL, INC.
                             -----------------------

                             1800 Walt Whitman Road
                            Melville, New York 11747
                             -----------------------

                                 PROXY STATEMENT
                           ---------------------------

                       1999 ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD AT 10:00 A.M. ON APRIL 18, 2000

     The Board of Directors of BCAM International, Inc. ("BCAM," "we" or "us") is soliciting proxies to be voted at the annual meeting of shareholders to be held on Tuesday, April 18, 2000, at 10:00 a.m., at the State University of New York at Stony Brook, Engineering and Applied Sciences Building, Room 231, Stony Brook, New York or at any adjournment or postponement of the annual meeting.

     This proxy statement and the accompanying proxy are first being sent to shareholders entitled to vote at the annual meeting on or about March 17, 2000. Our principal executive offices are located at 1800 Walt Whitman Road, Melville, NY 11747, telephone number (516) 752-3550.

Purpose of the Annual Meeting

     The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Where and When the BCAM Annual Meeting will be Held

     BCAM's annual meeting will be held at the State University of New York at Stony Brook on Tuesday, April 18, 2000 at 10:00 a.m.

Record Date and Shares Outstanding

     Only shareholders of record at the close of business on March 16, 2000, the record date, are entitled to notice of and to vote at the annual meeting. At the record date, the following voting securities were issued and outstanding, all of which are entitled to vote as one class: (a) 38,083,700 shares of common stock, having one (1) vote each; (b) 262,884.3 shares of Series A Preferred Stock, have 150 votes each (c) 82,811.351 shares of Series B Preferred Stock, having 1,500 votes each and (d) 107,667 shares of Series C Preferred Stock having 100 votes each, a grand total of 212,500,043 votes. The closing price of our common stock on March 17, 2000 the record date was $0.14 per share. There is no trading of BCAM's Preferred Stock.

How to Participate in BCAM's Annual Meeting

     If your stock is registered in your name and not in the name of a bank, broker or other third party, you may attend the annual meeting. If your stock is not registered in your name, you must tell the firm that is the holder of record of your stock that you wish to attend the annual meeting. That firm must give you documentation showing that you own shares of BCAM common stock as of the record date. You must bring that documentation to the meeting in order to vote.

     BCAM will establish reasonable rules and procedures for the conduct of the annual meeting to ensure that there is sufficient time to address all of the items on the agenda and to facilitate an orderly meeting. The agenda for the annual meeting and limitations on the time allotted for questions or comments by stockholders will be distributed at the meeting.

Revocability and Voting of Proxies

     Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the annual meeting or at the annual meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

     o by writing a letter delivered to Karen Tantone, Secretary of BCAM, stating that the proxy is revoked;

     o    by submitting another proxy at a later date; or

     o    by attending the annual meeting and voting in person.

     If you return a signed and dated proxy card but do not indicate how you want your shares to be voted, those shares represented by your proxy will be voted FOR the matters recommended by BCAM's Board.

List of Shareholders

     A list of shareholders entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the annual meeting during regular business hours at our offices at 1800 Walt Whitman Road, Melville, NY 11747, by contacting the Secretary of BCAM.

Majority of Outstanding Shares Must Be Represented for a Vote To Be Taken

     In order to have a quorum, a majority of the voting power of BCAM common and preferred stock entitled to vote at the annual meeting must be represented in person or by proxy. If a quorum is not present, a majority of voting power represented may adjourn or postpone the meeting.

Voting at the Annual Meeting and Vote Required

     Each share of common stock will be entitled to 1 vote, each share of Series A Preferred Stock shall be entitled to 150 votes, and each share of Series B Preferred Stock shall be entitled to 1,500 votes, and each share of Series C Preferred Stock shall be entitled to 100 votes, on each matter submitted to a vote of the shareholders. Cumulative voting by shareholders is not permitted.

     If you are a record holder of BCAM common or preferred stock, you may vote your shares by any of the following means:

     o    in person by completing a ballot at the meeting; or

     o by proxy by completing, signing and dating the enclosed proxy and returning it in the enclosed envelope.

     Proposal 1 (election of directors) - A plurality of the votes cast is required for the election of Directors; Abstentions and broker "non-votes" are not counted for purpose of the election of Directors.

     Proposal 2 (approving Amended and Restated Certificate of Incorporation) - This proposal must be approved by the affirmative vote of a majority of the voting power of BCAM common and preferred stock entitled to vote at the annual meeting. This means that if you do not vote your shares in connection with Proposal 2, your failure to vote will have the same effect as voting against Proposal 2.

     Proposal 3 (amend the BCAM Stock Option Plan) - This proposal must receive an affirmative vote of the majority of the votes cast.

     Proposal 4 (to ratify the appointment of auditors) - This proposal must receive an affirmative vote of a majority of the votes cast.

Solicitation

     We will pay the costs relating to this proxy statement, the proxy and the annual meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional pay for the solicitation.

Security Ownership of Management

     The information below shows, as of January 31, 2000, the number of common equivalent shares beneficially owned by each director and the Chairman and CEO, and by the directors and officer of the company as a group. No officer other than the Chairman and CEO has any beneficial ownership. The options and warrants include those which are currently vested or which can be exercised within sixty days and excludes those for which the exercise price is above current market value of $0.14 per common equivalent share.


                  Common Equivalent         Acquirable within    % of Common
                   Shares Owned or             Sixty Days      Equivalent Shares
     Name           Controlled (1)                                  Owned
 -------------     ----------------          --------------    ---------------

Michael Strauss,
  Chairman & CEO                                 8,079,960          3.63%

Richard M. Wisely,
  Director (2)         49,268,890                5,000,000         24.72%

Abraham E. Cohen
  Director (3)          4,119,749                  741,555          2.26%

Lynn M. Taussig, M.D.
  Director                                         741,555          0.34%

Randall Stern             185,389                        0          0.09%
  Director (4)

              All Officers and Directors as a Group                31.04%
              -------------------------------------                ------

Notes:

(1) The Company has issued four classes of stock, as follows: Common Stock - 40,083,670 shares outstanding; Series A Preferred Stock, each share convertible into 150 shares of Common Stock - 262,884.3126 shares outstanding; Series B Preferred Stock, each share convertible into 1,500 shares of Common Stock - 82,811.351 shares outstanding; and Series C Preferred Stock, each share convertible into 100 shares of Common Stock - 107,667 shares outstanding.

(2) Mr. Wisely owns or controls shares of the following Classes of the Company's stock, with percent of the Class owned or controlled shown in parentheses: 988.744 shares of Series A Preferred Stock (0.38%); 31,080.386 shares of Series B Preferred Stock (37.53%); and 25,000 shares of Series C Preferred Stock (23.22%).

(3) Mr. Cohen owns shares of the following Class of the Company's stock, with percent of the Class owned shoen in parentheses: 2,746.4989 shares of Series B Preferred Stock (3.32%).

(4) Mr. Stern owns shares of the following Class of the Company's stock, with percent of the Class owned shown in parentheses: 1,235.925 shares of Series A Preferred Stock (0.47%).

     This information is reported in accordance with the beneficial ownership rules of the United States Securities and Exchange Commission (the "SEC"), under which a person is deemed to be the beneficial owner of a security if that person has or shares the voting power or investment power with respect to such security or has the right to acquire such ownership within sixty (60) days. Unless otherwise indicated in the footnotes to the table, each person listed has sole voting and dispositive power with respect to the securities owned by such person.

     The business address for each of the persons listed above is 1800 Walt Whitman Road, Melville, New York 11747.

Security Ownership of Certain Beneficial Owners

     The table below is based on information available to the Company and shows beneficial ownership of more than 5% of any class of the Company's stock by any shareholder other than holdings shown in the table above.


                   Common Equivalent         Acquirable within    % of Common
                     Shares Owned or             Sixty Days    Equivalent Shares
       Name           Controlled (1)                                 Owned
   -------------     ----------------          --------------    ---------------

Worldwide Special Fund
 (managed by Solomon-
   Smith Barney)(2)      35,029,766                                   16.33%

Balmore Fund, S.A. (3)   16,585,649               8,666,534           11.32%

InterEquity Capital
   Partners, LLP (4)      6,492,735                                    3.24%

Notes:

(1) The Company has issued four classes of stock, as follows: Common Stock -- 40,083,670 shares outstanding; Series A Preferred Stock, each share convertible into 150 shares of Common Stock - 262,884.3126 shares outstanding; Series B Preferred Stock, each share convertible into 1,500 shares of Common Stock - 82,811.351 shares outstanding; and Series C Preferred Stock, each share convertible into 100 shares of Common Stock - 107,667 shares outstanding.

(2) Worldwide Special Fund owns shares of the following Classes of the Company's stock, with percent of the Class owned shown in parentheses:
     52,460.3579 shares of Series A Preferred Stock (19.96%); and 18,107.0411 shares of Series B Preferred Stock (21.87%).

(3) Balmore Fund, S.A. owns shares of the following Classes of the Company's stock, with percent of the Class owned shown in parentheses: 14,418,949 shares of Common Stock (37.97%); and 21,666 shares of Series C Preferred Stock (20.12%).

(4) InterEquity Capital Partners, LLP owns shares of the following Classes of the Company's stock, with percent of the Class owned shown in parentheses:
     4,328.4897 shares of Series B Preferred Stock (5.59%)

     This information is reported in accordance with the beneficial ownership rules of the United States Securities and Exchange Commission (the "SEC"), under which a person is deemed to be the beneficial owner of a security if that person has or shares the voting power or investment power with respect to such security or has the right to acquire such ownership within sixty (60) days. Unless otherwise indicated in footnotes to the table, each person listed has sole voting and dispositive power with respect to the securities owned by such person.

     The business address for each of the persons listed above is 1800 Walt Whitman Road, Melville, New York 11747.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     BCAM's Board of Directors is divided into three classes with each class consisting of, as nearly as may be possible, one-third of the total number of directors constituting the entire Board. Each class is subject to election every three years and the class is elected for a term of three years. As a result, a majority of the Board of Directors is elected only after two successive annual meetings, and all members are elected only after three successive annual meeting.

     BCAM's Board currently consists of three members, Michael Strauss, Joel Gold and Mark Plaumann. Mr. Plaumann and Mr. Gold will not be standing for re-election. Due to BCAM's recent acquisition of LungCheck, Inc., BCAM's Board has decided to nominate a slate of five directors to reflect BCAM's new business line, and to elect all directors for staggered terms at the annual meeting. At this annual meeting, five directors will be elected, with one director in Class I and two directors in Class II and III as follows: two Class III directors will be elected for a three (3) year term to expire at the 2002 annual meeting; two Class II directors will be elected for a two (2) year term to expire as of the 2001 annual meeting; and one Class I director will be elected for a one (1) year term to expire at the 2000 annual meeting. After this annual meeting, each class of directors shall be elected for three (3) year terms as the following annual meetings.

     The five directors are to be elected as directors by a plurality of the votes cast at the annual meeting. Unless otherwise directed, the persons named in this booklet as nominees have advised management that it is their intention to vote for the election of directors set forth in this proxy statement.

     Each of the nominees for election as directors has advised BCAM of their willingness to serve as a director and management believes that each nominee will be able to serve. If any nominee becomes unavailable, proxies may be voted for the election of such person or persons who may be designated by the BCAM Board.

Information Regarding Nominees for Director

     The following table sets forth certain information with respect to the nominees for election as directors:

                                                                                                 Year Term Expires
Name                       Position                                             Class                 if Elected
----                       --------                                             -----                 ----------

Michael Strauss            Chairman of the Board of Directors                   Class III                2002
                           President and Chief Executive Officer

Richard Wisely, Sr.        Nominee for Director                                 Class III                2002

Lynn Taussig, M.D.         Nominee for Director                                 Class II                 2001

Randall Stern              Nominee for Director                                 Class II                 2001

Sidney Braginsky           Nominee for Director                                 Class I                  2000

---------------------

Michael Strauss

     Michael Strauss became the Company's President and Chief Operating Officer effective January 2, 1995 and its Chairman of the Board and Chief Executive Officer on February 16, 1995 and is currently also the President, Chief
Executive Officer and Chairman of ISTX, Inc. Additionally, from November 19, 1998 to November 19, 199, Mr. Strauss was President of Drew Shoe Corp., a medial footwear manufacturing company that was sold by the company in November 1999 to third party investors. From 1991 to December 31, 1994, Mr. Strauss was President and Chief Operating Officer of Colorado Prime Corp., a home food service company providing home delivery of high quality, custom designed food programs to retail customers. From 1984 to 1991, he was Chairman and Chief Executive Officer of Capital Credit Corporation. Capital Credit Corporation provides receivables management and consumer debt collection services to corporations in the financial services, telecommunications, health care and related businesses. Prior to his tenure at Capital Credit Corporation, Mr. Strauss was employed by American Express Company in various senior executive management positions including Executive Vice President of the Financial
Services Division of Shearson Lehman Brothers, Executive Vice President of Travel Related Services, and President of American Express Canada, Inc. Mr. Strauss has a BBA from the City University of New York and an MBA from the Baruch School-City University of New York.

Richard M. Wisely

     Mr. Wisely has 27 experience in both the pharmaceutical and health and beauty care industries. He spent 17 years with Dart Industries - principally, the former Rexall Drug Company of St. Louis. His last position there was Vice President of Operations. Shortly thereafter, he joined Sundown Vitamins as Vice President of Operations. During the ensuing 10 years, Sundown evolved into Rexall Sundown, Inc. and Mr. Wisely became the Chief Operating Officer and
Senior Vice President of the highly successful NASDAQ-traded company. Its principal activities included the manufacture, distribution and sales, through a number of channels, of a complete line of consumer-oriented health and nutritional products. Through his long affiliation with the Rexall companies, he has developed extensive contacts within the pharmaceutical and health care products industries. Mr. Wisely most recently retired from the Board of Directors of a high-profile NYSE-traded real estate investment trust (REIT), a position that he held for the last two years.

Lynn Taussig, M.D.

     Dr.  Taussig  is  President  and CEO of the  National  Jewish  Medical  and
Research Center, an independent, non-sectarian, not-for-profit research, clinical and educational institution founded in 1899, and rated the number one pulmonary hospital in the United States in 1999 as reported by NewsWeek . He is also currently Professor of Pediatrics, University of Colorado School of Medicine. Previously, he spent 19 1/2 years at the University of Arizona, rising from Assistant Professor upon his arrival in 1974, to Professor in 1981. From 1985 until his departure for National Jewish in 1993, Dr. Taussig served as Director and Head of the Department of Pediatrics, Steele Memorial Children's Research Center. He want to the University of Arizona in 1974 to establish the Pediatric Pulmonary Section which rapidly became one of the foremost research, care and training centers for children with lung diseases in the country. While in Tucson, Dr. Taussig and his colleagues trained many of the pediatric pulmonologists staffing medical centers around the country. Dr. Taussig is a graduate of Harvard University and Washington University School of Medicine. After spending several years at the National Institutes of Health, he did a Pediatric Pulmonary Fellowship at McGill University before going to the University of Arizona.

     Dr. Taussig had 19 years of consecutive NIH funding while at the University of Arizona and began the Tucson Children's Respiratory Study, a major longitudinal study of the risk factors for asthma; this is the only study of its kind in the world. He is the author of more than 150 scientific publications, 6 books and various monographs. Dr. Taussig is the recipient of numerous honors, including numerous named visiting professorships, service on the Pulmonary Diseases Advisory Council of the National Heart, Lung and Blood Institute and service on the Pulmonary and Allergy Advisory Committee for the FDA. He is a member of the Society for Pediatric Research and a past member of its council. Dr. Taussig has been elected to the American Pediatric Society and was also a member of the Council of the Western Society for Pediatric Research. He has lectured extensively around the world, including the former Soviet Union, England, Australia, Israel, New Zealand, Argentina, Chili, and Costa Rica, as well as at numerous medical schools in the United States and Canada.

     In addition, Dr. Taussig maintains a small clinical practice seeing children with a variety of lung diseases. His areas of interest include the risk factors for development of asthma, cystic fibrosis and physiologic growth and development of the lungs and their relation to health and disease.

Randall Stern

     Currently a managing Director with Burnham Securities, Inc., a New York-based securities and investment advisory firm, Mr. Stern has been involved in providing financial advisory services for a broad range of companies during the last 17 years. After serving as an officer in the corporate banking division of Chemical Bank Corporation (1980-1987), Mr. Stern spent 8 years at DNC American Banking Corporation, a New York-based merchant bank. In addition to serving on the bank's credit committee, Mr. Stern had senior management responsibilities, which included oversight of the bank's U.S. loan activities. In 1988, Mr. Stern joined Marigold Enterprises, Inc., a management consulting firm, where he led an acquisition investment group. The following year, Mr. Stern founded Boone Capital Corp., an investment banking boutique that specialized in providing financial advisory services to privately held companies, particularly in the areas of acquisition finance (including management buyouts), re-capitalization and private placements of debt and equity. In 1995, Mr. Stern joined Burnham as Managing Director in the Corporate Finance Department. Over the past few years, Mr. Stern has been actively involved as a founder and director of a physician practice management company. Mr. Stern received his BA from Middlebury College and his MBA from New York University.

Sidney Braginsky

     Sidney Braginsky has been President of Olympus  America,  Inc. (one billion dollars in sales) since October 1, 1994. Before assuming his position as President of Olympus America, Inc., Mr. Braginsky served as Executive Vice President and Chief Operating Officer of the Scientific Products Group of Olympus. Having been with Olympus for 27 years, he served in many capacities in his Olympus career, including Assistant Division Manager, Division Manager, Senior Vice President, Executive Vice President and President. Mr. Braginsky is also Chairman of the Board of CCNY's Robert Chambers Laboratory, Chairman of the International Standards Organization Technical Committee 172 responsible for world standards of optical and electro-optical devices, Member of the Board of the Long Island Association, Chairman of the High Tech Committee, Chairman of the Executive Board of Advisors, Long Island University - College of Management, Member of the Industrial Advisory Board of the Center for Technology Education at Hofstra University, Member of the Board of Directors of Noven Pharmaceuticals, Inc. Mr. Braginsky is also a member of the Board of Directors of Long Island Museum of Science and Technology (LIMSAT, Inc.), member of the Board of Library Overseers for the Jewish Theological Seminary, member of the National Visiting Committee for the Long Island Consortium for Interconnected Learning NSF, advisory Board Member to Stony Brook School of Engineering, a member of the Stony Brook Alliance Committee, the Johns Hopkins - Computer Robotics, Health Sciences and a Trustee of Long Island University.

Information Regarding Executive Officers

     Executive officers of BCAM are elected annually by the Board and serve until their successors are duly elected and qualified. There are no family relationships between any of the directors, executive officers or persons nominated or chosen by BCAM to become directors or executive officers.

     The following sets forth information with respect to BCAM's officer who is not a director:

Karen Tantone

     Karen Tantone joined BCAM International in June, 1996. She is currently Manager, Administration, Corporate Secretary and executive assistant to Michael Strauss, Chairman, President and Chief Executive Officer of BCAM International/LungCheck and ISTX, Inc. From 1994 to May, 1996, Ms. Tantone was the Marketing Assistant at NJPR, a medical support services company specializing in medical transcription services, outsourcing services providing CPT and ICD coders to hospitals and independent third-party peer review hearings between insurance companies and hospitals/doctors. From 1985 to 1992, she was Director of Administration of Capital Credit Corporation. Capital Credit Corporation provided receivables management and consumer debt collection services to corporations in the financial services, telecommunications, health care and related businesses. Prior to her tenure at Capital Credit Corporation, Ms. Tantone was employed by American Express Company from 1980 to 1985 in various departments, including the Financial Services Division of Shearson Lehman Brothers, Travel Related Services and the Executive Office, as assistant to the Vice Chairman of American Express Company. From 1976 to 1980, Ms. Tantone worked for Peters International, a record company that imported/exported records and tapes to and from Europe. From 1970 to 1976, she worked for CBS, Inc., in various departments of the Records Division (LPs and recorded tapes), including the Office of the President of CBS Records, and as executive assistant to the President of CBS Records International.

Directors and Officers' Liability Insurance

     BCAM carries insurance providing for indemnification, under specified circumstances, for its directors and officers for claims made against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The coverage limit is $2,000,000. No sums have been paid to any past or present director or officer of BCAM under this or any other prior indemnification insurance policy.

Committees of the Board of Directors

     BCAM's Board plans to establish an Audit Committee consisting of Randall Stern and Lynn Taussig, M.D., if elected as directors, and a Compensation Committee consisting of Sidney Braginsky and Richard Wisely, Sr., if elected as directors. BCAM does not have, and does not plan to establish, a Nominating Committee or any other committees at this time.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors and persons who own more than ten percent of a registered class of BCAM's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish BCAM with copies of these reports. Based solely on BCAM's review of the copies of such forms received by it during its fiscal year ended December 31, 1998, BCAM believes that the persons required to file the reports have complied with the applicable filing requirements.

Director Compensation

     Directors who are employees of BCAM receive no compensation, as such, for services as members of the Board. It is expected that directors who are not employees of BCAM will receive options to purchase 50,000 post-split shares of common stock for each year served on the Board and every member of a committee shall receive options to purchase an additional 25,000 post-split shares of common stock for each year served on the committees and reimbursement of expenses incurred in connection with attending such meetings subject to the determination of the Compensation Committee.

Executive Compensation

     The following table shows all the cash and other compensation paid or to be paid by BCAM, as well as certain other compensation paid or accrued, during the last three fiscal years indicated, to the Chief Executive Officer and the other most highly compensated executive officers whose aggregate cash compensation exceeds $100,000.

                               Annual Compensation

Name and Principal Position                 Year              Salary($)        Bonus($)
---------------------------                 ----              ---------        --------

Michael Strauss, Chairman,                  1999 1,3          $130,737
President and CEO                           1998 2,4          $231,972         -0-
                                            1997              $216,318         $75,000

1 1999 Salary - Does not include compensation received from Drew Shoe Corp. in the amount of $179,569.
2 1998 Salary- Does not include compensation received from Drew Shoe Corp. in the amount of $23,017.
3 Does not include accrued but unpaid salary from ISTX, Inc. in the amount of $63,013.28.
4 Does not include accrued but unpaid salary from ISTX, Inc. in the amount of $63,013.28.

Employment Agreements

     BCAM entered into an employment agreement with Michael Strauss, (Chairman of the Board, President and CEO) on October 26, 1998. This Agreement was amended effective September 15, 1999 in connection with the acquisition of LungCheck, Inc. and the spinoff of technology assets, and as amended provides for a base salary of $120,000 per year subject to increase to $160,000 per year when another activity of Mr. Strauss is terminated, a $25,000 per year increase in base salary commencing in 2000, a 12 month non-competition provision from date of termination. In the event the employee is terminated without cause, BCAM will pay Mr. Strauss one year's salary. If there is a change in control of BCAM, the Company will pay Mr. Strauss 299% of his then base salary and all of this stock options will vest.

Vote Required; Recommendation of the Board of Directors

     The election of directors requires the affirmative vote of a majority of the votes cast at the annual meeting.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF MICHAEL STRAUSS AND RICHARD WISELY, SR., AS CLASS III DIRECTORS, LYNN TAUSSIG, M.D. AND RANDALL STERN AS CLASS II DIRECTORS AND SIDNEY BRAGINSKY AS CLASS I DIRECTOR.


       PROPOSAL 2: BCAM AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     BCAM's management believes the Amended and Restated Certificate of Incorporation ("Restated Certificate"), is in the stockholders' and BCAM's best interests. A form of the proposed Restated Certificate containing the matters discussed below, among other matters, is annexed to this booklet as Exhibit A.

A.       Change of Name to CellAnalytics, Inc.

     The Restated Certificate includes an amendment to the Company's Certificate of Incorporation to change the name of the Company from "BCAM International, Inc." to "CellAnalytics, Inc."

     The purpose of this change is to reflect the new scope of the Company's activities after the reverse acquisition of LungCheck, Inc. on September 23, 1999. Management believes that changing the name will appropriately reflect its business as a result of the acquisition of LungCheck, Inc. and the pursuit of other healthcare service medical business opportunities within the broader field of cancer and the related technology spinoff. An 8-K report describing the acquisition of LungCheck, Inc. is annexed hereto as Exhibit B.

B.       Common Stock Combination

     The Restated Certificate includes a 1 for 15 common stock combination. Pursuant to the combination, each fifteen (15) shares of common stock will be automatically converted into one share of common stock. The combination will initially decrease the number of shares of BCAM common stock issued and outstanding. Fractional shares resulting from the reverse split will be rounded up to the next whole share. In addition, BCAM's outstanding stock options and warrants provide for the adjustment of the price and the number of shares into which each outstanding stock option is exercisable, into in the event of, among other matters, a common stock combination.

     Based upon the number of shares of common stock outstanding on the record date, upon the effectiveness of the combination, the total number of outstanding shares of common stock would be reduced from 38,083,700 shares to 2,538,913 shares. However, there will be the following additional effects.

     In connection with the acquisition of LungCheck, Inc., BCAM issued 262,884.3 shares of Series A Preferred Stock in exchange for LungCheck, Inc. preferred stock, which are convertible into common stock of BCAM. After this combination, each share of Series A Preferred Stock will be convertible into 10 shares of BCAM's post combination common stock. If all of such Series A Preferred Stock was converted after the combination, there would be 2,628,843 additional shares of post combination common stock outstanding.

     In addition, in connection with the LungCheck, Inc. acquisition, BCAM issued 82,811,351 shares of Series B Preferred Stock in exchange for LungCheck, Inc.'s common stock, which are convertible into BCAM common stock. After this combination, each share of Series B Preferred Stock will be converted, without any action on the part of the holders thereof, into 100 shares of BCAM Common Stock, resulting in the issuance of a total of 8,281,135 shares of post combination common stock.

     In connection with a January 2000 financing, BCAM issued 107,667 shares of Series C Preferred Stock. After this combination, each share of Series C Preferred Stock will be convertible into 6.67 shares of BCAM common stock, resulting in the issuance of a total of 717,780 shares of post combination common stock.

     Accordingly, after the combination, there will be 10,820,048 shares of common stock outstanding, and an additional 3,346,621 shares of common stock which may be issued on conversion of Series A and C Preferred Stock.

     The reason for the combination is to effect a reduction in the outstanding BCAM common stock, so that the amount after such combination is in relation to the common stock issuable on conversion of the Series A Preferred Stock and Series B Preferred Stock agreed to as part of the Agreement and Plan of Merger with LungCheck, Inc. described in Exhibit B, and the conversion of the Series C Preferred Stock issued in the January, 2000 financing. As of the date hereof, BCAM does not have enough common stock authorized to issue upon conversion of the Series A, B and C Preferred Stock. After the common stock combination and assuming the conversion of the Series A Preferred Stock, the Series B Preferred Stock, the BCAM common stock outstanding would represent approximately 22% of the authorized common stock and the holders of the Series A, B and C Preferred Stock would represent approximately 82% of the outstanding common stock.

     Our Common Stock is currently listed on the OTC Bulletin Board (the "Bulletin Board"). Listing on the Nasdaq SmallCap Market system (the "Nasdaq SmallCap Market") requires, among other things, that the Common Stock have a closing bid price of $4.00 per share. As of the date of this proxy statement, BCAM is not in compliance with this requirement.

     The Board of Directors has determined that the listing of the Common Stock on the Nasdaq SmallCap Market is in the best interests of the stockholders. If the Common Stock was listed on the Nasdaq SmallCap Market, BCAM's Board believes that the liquidity of the trading market in the Common Stock would be significantly increased, which could increase the trading price and decrease the transaction costs of trading shares of the Common Stock.

     The Board of Directors has been advised by various investment bankers that listing on the Nasdaq SmallCap Market will greatly increase our ability to raise capital. If the reverse stock split is approved by the stockholders and thereafter effected, the bid price of the Common Stock will likely increase over the approximate $.20 current bid price and perhaps permit us to apply for listing on the Nasdaq SmallCap Market. There can be no assurance, however, that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split, or that the market price of the post-split Common Stock will increase.

     Although the combination will not, by itself, impact BCAM's assets or prospects, it could result in a decrease in the aggregate market value of BCAM's equity capital.

     The combination may result in some shareholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in round-lots" of even multiples of 100 shares.

C.       Increase In Authorized Common Stock

     The Restated Certificate will increase from 65,000,000 to 200,000,000 the number of authorized shares of BCAM common stock.

     After the combination referred to above, and the correlative conversion of the Series B Preferred Stock, there will be 10,820,048 shares of common stock issued and outstanding, and a total of 3,346,621 shares of common stock reserved for issuance in connection with the conversion of the Series A and C Preferred Stock and the exercise of options and warrants, including options and warrants to be issued to the former holders of LungCheck, Inc. options and warrants.
Without an increase in the authorized common stock, there would be 50,833,331 shares of common stock available for issuance in other transactions.

     It is important that the Company preserve flexibility to issue additional shares of common stock. The Board believes that the authorization of additional shares of common stock is advisable to provide the Company with the flexibility to take advantage of opportunities to issue such stock in order to obtain capital, as consideration for possible acquisitions or for other purposes including, without limitation, the issuance of additional shares of common stock through stock splits and stock dividends in appropriate circumstances. There are, at present, no agreements or arrangements concerning the issuance of additional shares of common stock.

     Authorized but unissued shares of common stock may be issued from time to time to such persons and for such consideration as the Board may determine. Holders of the then outstanding shares of common stock may or may not be given the opportunity to vote thereon, depending upon the nature of any such transactions, applicable law, the rules and policies of the Nasdaq Stock Market, as the case may be, and the judgment of the Board regarding the submission of such issuance to a vote of shareholders. Shareholders have no preemptive rights to subscribe to newly issued shares.

     Moreover, it is possible that additional shares of common stock would be issued under circumstances which would make the acquisition of a controlling interest in BCAM more difficult, time-consuming, costly or otherwise discourage an attempt to acquire control of BCAM. Under such circumstances the availability of authorized and unissued shares of common stock may make it more difficult for shareholders to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person seeking to obtain control of BCAM by means of a merger, tender offer, proxy contest or other means. Such shares could be privately placed with purchasers who might cooperate with the Board in opposing such an attempt by a third party to gain control of BCAM or could also be used to dilute ownership of a person or entity seeking to obtain control of BCAM. Although BCAM does not currently contemplate taking such action, shares of common stock could be issued for the purposes and effects described above and the Board reserves its rights to issue such stock for such purposes.

     The authorization of additional shares of common stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present BCAM shareholders. However, to the extent that shares are subsequently issued to persons other than the present BCAM stockholders, such issuance could have a dilutive effect on the earnings per share and voting power of present stockholders.

D.       Increase in Authorized Preferred Stock

     BCAM's Certificate of Incorporation currently provides that BCAM is authorized to issue 2,000,000 shares of Preferred Stock. 453,362.651 shares of Preferred Stock are presently issued and outstanding. After the combination described above and the issuance of the Series C Preferred Stock, the Series B Preferred Stock will be automatically converted into common stock, leaving 370,551.3 shares of Preferred Stock outstanding.

     The principal purpose of this proposed amendment is to authorize additional shares of preferred stock which will be available in the event the BCAM Board determines that it is necessary or appropriate to raise additional capital through the sale of securities, to grant options or other stock incentives to BCAM's employees, to acquire another company or its business or assets, to seek to establish a strategic relationship with a corporate partner or to permit a future stock dividend or stock split. The BCAM Board has no present agreement or arrangement to issue any such shares. If the amendment is approved by the stockholders, the BCAM Board does not intent to solicit further stockholder approval prior to the issuance of any additional shares of Preferred Stock, except as may be required by applicable law.

     The increase in the authorized number of shares of preferred stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of BCAM without further action by the stockholders. Shares of authorized and unissued preferred stock could (within the limits imposed by applicable law) be issued in one or more transaction which would make a change in control of BCAM more difficult, and therefore, less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of preferred stock, and such additional shares could be used to dilute the stockownership or voting rights of persons seeking to obtain control of BCAM.

E.       Allow Action By Majority Written Consent

     BCAM's current Certificate of Incorporation does not allow the holders of a majority of the voting securities of BCAM to take action by written consent. Instead, BCAM must hold a shareholders' meeting to obtain the votes necessary to take corporate action required to be acted upon. This process is costly to BCAM and time consuming. The consent provision in the Restated Certificate, in combination with the requirements of applicable federal law, can be used when not more than ten (10) persons have the right to vote a majority of the outstanding voting power of BCAM's securities. This will allow such persons to take action without prior notification to, or the consent of, the other shareholders. BCAM believes that if such a concentration of ownership were to exist, it would be beneficial to BCAM if such a relatively small control group could take action, when they deem the same necessary, without the time and expense of a shareholders' meeting and the preparation of a proxy statement or an information statement since they would possess the voting power, in any case, to approve the action they would take by written consent.

Vote Required; Recommendation of the Board of Directors

     The approval of the amendment to the BCAM Certificate of Incorporation requires the affirmative vote of a majority of the voting power of BCAM Common and Preferred Stock entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS RECOMMEND VOTING "FOR" THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

             Proposal 3: AMENDMENT TO BCAM'S 1995 STOCK OPTION PLAN

     Our Board of Directors and stockholders have previously adopted and approved the Company's 1995 Stock Option Plan (the "Plan"). A total of 8,000,000 shares of common stock are presently reserved for issuance under the Plan. In January, 2000, the Board of Directors approved an amendment to the Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 10,000,000 shares, bringing the total number of shares issuable under the Plan to 18,000,000.

     As of the date hereof, 4,016,000 shares were available for future issuance under the Plan.

     At this annual meeting, the stockholders are being requested to approve the proposed amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 10,000,000 shares, bringing the total number of shares issuable under the Plan to 18,000,000. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to attract and motivate high levels of performance and to recognize key employee accomplishments.

Vote Required; Recommendation of Board of Directors

     The approval of the amendment to the Plan requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

         PROPOSAL 4: RATIFY SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The BCAM Board recommends that the shareholders ratify the selection of J.H. Cohn LLP, independent public accountants, which the Board has selected as BCAM's independent auditors to audit BCAM's consolidated financial statements for the fiscal year ended December 31, 1999. The shareholders are being requested to ratify the Board's selection of J. H. Cohn LLP. J. H. Cohn LLP has commenced and may complete the audit of BCAM's consolidated dinancial statements for the fiscal Yeat ended December 31, 1999 prior to the date of this Proxy Statement. A representative of J.H. Cohn LLP is expected to be present at the annual meeting and will be given the opportunity to make a statement and to answer any questions a stockholder may have with respect to the consolidated financial statements of BCAM for the year ended December 31, 1998.

Vote Required; Recommendation of the Board of Directors

     The ratification of the selection of J. H. Cohn & LLP as BCAM's independent public accountants for the year ended December 31, 1999 requires the affirmative vote of a majority of votes case on the proposal at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE SELECTION OF J.H. COHN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.




                                  OTHER MATTERS

     BCAM's Board has no knowledge of any other matters which may come before the annual meeting and does not intend to present any other matters. However, if any other matters shall properly come before the annual meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of common stock represented by the accompanying proxy in accordance with their best judgment.

Shareholder Proposals

     Any shareholder of BCAM who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such annual meeting must deliver such proposal in writing to the Company at 1800 Walt Whitman Road, Melville, New York 11747, on or before April 3, 2000. In order to curtail controversy as to the date on which the proposal was received by BCAM, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                             By order of the Board of Directors


                                             Karen Tantone, Secretary


     BCAM will furnish without charge to each person whose proxy is being solicited by this proxy statement, on the written request of such person, a copy of BCAM's Annual Report on Form 10-K for its fiscal year ended December 31, 1998. Such request should be addressed to BCAM INTERNATIONAL, INC., Investor Relations, 1800 Walt Whitman Road, Melville, New York 11747.

Dated:  February 18, 2000

EXHIBIT A


                              AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION OF
                            BCAM INTERNATIONAL, INC.

                Under Section 807 of the Business Corporation Law


                               ------------------



     The undersigned, Michael Strauss and Karen Tantone, being the President and Secretary, respectively, of BCAM International, Inc., a New York Corporation (the "Corporation") hereby certify as follows:

     1.   The  name  of  the  Corporation  is  BCAM   International,   Inc.  The
          Corporation was organized under the name Biomechanics Corporation of America.

     2. The Certificate of Incorporation of the Corporation was filed with the Department of State on February 22, 1984.

     3. The Certificate of Incorporation of the Corporation is amended, as authorized by Section 805 of the Business Corporation Law, to:

               A. change the name of the Corporation from BCAM International, Inc. to CellAnalytics, Inc.; and

               B. effect a one (1) for fifteen (15) common stock reverse stock split; and

               C. increase the Corporation's authorized common stock from 65,000,000 shares to 100,000,000 shares, par value $0.01 per share; and

               D. increase the Corporation's number of authorized preferred stock from 2,000,000 to 5,000,000 shares.

     4. The text of the Certificate of Incorporation as amended and restated shall read in its entirety as follows:

     "FIRST: The name of the Corporation is CellAnalytics, Inc.

     SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized pursuant to the Business Corporation Law of the State of New York. The Corporation is not to engage in any act or activity requiring any consents or approvals by law. For the accomplishment of the aforesaid purpose, and in furtherance thereof, the Corporation shall have, and may exercise, all the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitation contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

     THIRD: The office of the Corporation in the State of New York is to be located in the County of Suffolk.

     FOURTH:

     a. Common Stock. The aggregate number of shares of Common Stock the Corporation shall have the authority to issue is one hundred million (100,000,000) shares of Common Stock, par value one ($.01) cent per share.

          Simultaneously with the effective date of the filing of this Amended and Restated Certificate of Incorporation (the "Effective Date"), each share of Common Stock, par value $.01 per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as one-fifteenth of one share of Common Stock. The Corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates formerly representing shares of the Old Common Stock, in lieu of such fractional share, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of (i) the fractional share which a holder would otherwise be entitled to, multiplied by (ii) fifteen times the closing sale price per share, or, if not available, the average of the closing bid and closing asking price per share, of the Old Common Stock as quoted on the Over The Counter Bulletin Board, as applicable (or, if the Old Common Stock is not then traded on the Over The Counter Bulletin Board, such price as the Corporation's Board of Directors determines, in its discretion, to be the fair market value per share of the Old Common Stock) on the business day prior to the Effective Date. No interest shall be payable on the Cash-in-Lieu Amount.

     b. Preferred Stock. The aggregate number of shares of Preferred Stock the Corporation shall have the authority to issue is five million (5,000,000) shares of Preferred Stock, of which 4,235,000 shall have $.0001 par value and have such designation, relative rights, preferences and limitations as the Board may, from time to time determine.

     c. 8% Preferred Stock. The aggregate number of shares of 8% Preferred Stock the Corporation shall have the authority to issue is 15,000, with a par value of $10 each. The designation, relative rights, preferences and limitations of shares of 8% Preferred Stock shall be as follows:

     (1) The holders of the 8% Preferred Stock shall be entitled to receive out of any assets of the Corporation available for dividends, preferential dividends at the rate of eight per centum(8%) per annum on the par value thereof, and no more, payable quarterly, as and when declared by the board of directors, before any dividend shall be declared or paid upon the Convertible Preferred Stock, Acquisition Preferred Stock or Common Stock. Such dividends upon the 8% Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of eight per centum (8%) per annum shall not have been paid thereon, the deficiency shall be fully paid before any dividends shall be paid upon Convertible Preferred Stock, Acquisition Preferred Stock or Common Stock.

     (2) The Corporation shall redeem the issued and outstanding 8% Preferred Stock at such time or times as shall be determined by the board of directors, but in no event later than five years from their issuance at t he par value of the shares, together with any accrued and unpaid dividends thereon. The effective date of the redemption shall be thirty (30) days after prior written by mail shall be given to the holders of the 8% Preferred Stock at the addresses shown by the record of the Corporation. All dividends shall cease as to the shares called for redemption after the effective date of redemption, except for the holders' right to receive the redemption price thereof, and all accrued dividends thereon, without interest, upon surrender of their certificates.

     (3) In the event of any liquidation, dissolution or winding up of affairs of the Corporation, whether voluntary or involuntary, the holders of the 8% Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among the holders of the Convertible Preferred Stock, Acquisition Preferred Stock or Common Stock, to be paid the par value thereof, together with any accred and unpaid dividends thereon. If upon such liquidation, dissolution or winding up, the assets of the Corporation distributable as aforesaid among the holders of the 8% Preferred Stock shall be insufficient to permit the payment to them of said amount, the entire assets shall be distributed pro rata among the holders of the 8% Preferred Stock.


     (4) The holders of the 8% Preferred Stock shall not have any voting rights.

     d. Acquisition Preferred Stock. The aggregate number of shares of Acquisition Preferred Stock the Corporation shall have the authority to issue is seven hundred fifty thousand (750,000) shares of Acquisition Preferred Stock, par value One ($.01) cent per share, issuable by the Board of Directors, from time to time, in one or more series. The Acquisition Preferred Stock shall only be issued as consideration pursuant to a statutory merger or consolidation as to which the Corporation of substantially all the assets or business of another entity or the acquisition by the Corporation of 50% or more of the voting securities of another entity. The Board of Directors hereby designates Series A Acquisition Convertible Preferred Stock and Series B Acquisition Convertible Preferred Stock with the following rights:

          (i)  Series A Acquisition Convertible Preferred Stock

     1. Dividends. The shares of Series A Acquisition Convertible Preferred Stock (the "Series A Preferred Stock") shall only be entitled to dividends (whether in cash or property or securities, other than dividends which are paid or intended to be paid in connection with distributions of the Corporation's assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation) when declared by the Corporation's Board of Directors on the Common Stock, on an as converted basis, and before any payment is made to the holders of the Common Stock. Each share of Series A Preferred Stock with respect to dividend payments shall be equal in every respect to every other share of Series A Preferred Stock. All dividends or distributions which are paid or intended to be paid in connection with a liquidation, dissolution or winding up of the Corporation shall be preferred, as provided in Sections 3(a) and 3(b) hereof.

     2. Voting Rights; No Preemptive Rights. The holders of Series A Preferred Stock shall, by virtue of their ownership thereof, be entitled to cast that number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock is convertible on each matter submitted to the Corporation's shareholders for voting. Such votes shall be cast together with those cast by the holders of Common Stock as one class, except as required by law. The Series A Preferred Stock shall not have cumulative voting rights. The holders of Series A Preferred Stock shall not have any preemptive rights upon the issuance or sale of any securities.

     3. Liquidation Rights.

     (a) If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up at any time when any of the Series A Preferred Stock shall be outstanding, the holders of the then outstanding Series A Preferred Stock shall have a preference against the assets (including cash, securities and property) of the Corporation available for distribution to the holders of the Common Stock equal to the sum of (i) $17.20 per share and (ii) an amount equal to all declared but unpaid dividends; or, if greater, a portion of the remaining assets of the Corporation which are distributable to the holders of the Common Stock equal to an amount which would have been distributed if the Series A Preferred Stock had been converted into Common Stock immediately prior to the date of such liquidation or dissolution (the "Preference Amount"); provided, however, that any reduction of the authorized or issued shares of the stock of the Corporation of any class, whether now or hereafter authorized, shall not be deemed to be a liquidation of the Corporation within the meaning of any of the provisions of this Section 3; and provided, further, however, that a liquidation for the purposes of this Section shall not be deemed to occur upon: (a) the consolidation or merger of the Corporation into or with any corporation or corporations wherein the holders of the Series A Preferred Stock are to receive preferred securities of the merged or consolidated entity having substantially similar rights, preferences and protections as those of the Series A Preferred Stock (as contemplated herein); (b) the merger of the Corporation with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination -- of outstanding shares of the Corporation's Common Stock; or (c) the transfer, assignment or contribution of the Corporation's assets in connection with, or the creation of, any joint venture or limited liability entity in exchange for an equity interest shall not be deemed to be a liquidation for the purposes of this Section.

     (b) All of the Preference Amount to be paid to the holders of Series A Preferred Stock as provided in this Section 3 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any property of the Corporation to, the holders of any Common Stock, whether now or hereafter authorized, in connection with such liquidation, dissolution or winding up.

     4. Redemption. The Corporation shall not redeem, purchase or otherwise acquire, directly or indirectly through a subsidiary or otherwise, any of the Series A Preferred Stock without the consent of all of the then holders of the Series A Preferred Stock. No shares of Series A Preferred Stock redeemed or purchased by the Corporation pursuant to this Section 4 shall be reissued by the Corporation.

     5. Conversion.

     (a) Optional Conversion. The holder of any shares of Series A Preferred Stock may at any time after the Corporation effectuates a 1:15 reverse split of its Common Stock, convert, at such holder's option, all or any portion of such shares of Series A Preferred Stock into Common Stock at the Conversion Ratio. At the time of conversion, the Corporation shall pay in cash to each holder of Series A Preferred Stock so converted an amount equal to all unpaid dividends, accrued thereon to the date of conversion, if such dividend was declared by the Board of Directors of the Corporation. In the event of conversion, the Corporation shall forthwith transmit to each holder of Series A Preferred Stock a certificate or certificates for the shares of Common Stock issued as a result thereof dated the date of conversion against delivery of the certificate or certificates representing the Series A Preferred Stock to be converted at the principal office of the Corporation (or at such other place as the Corporation may designate in a written notice sent to the holder by first-class mail, postage prepaid, at its address shown on the books of the Corporation), and such holders shall be deemed for all purposes to be the holders of such Common Stock as of the date of conversion.

     (b) Stock Fully Paid; Reservation of Shares. All shares of Common Stock which may be issued upon conversion of Series A Preferred Stock will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. At all times that any Series A Preferred Stock is convertible, the Corporation shall have authorized, and shall have reserved for the purpose of issuance upon such conversion, a sufficient number of shares Common Stock.

     (c) Reclassification, Consolidation or Merger. In the case of any reclassification or change (a "Reclassification") of outstanding Common Stock issuable upon conversion of Series A Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), including any Reclassification in the case of any consolidation or merger of the Corporation with or into another corporation which does not constitute a liquidation under Section 3, the Series A Preferred Stock shall, without payment of additional consideration therefor, be deemed modified so as to provide that upon the Optional Conversion provided herein, each share of the Series A Preferred Stock shall procure, at the time of the Optional Conversion, in lieu of each share of Common Stock theretofore issuable upon such conversion, the kind and amount of shares of stock, other securities, options, rights, warrants, money and property receivable upon such Reclassification, by the holder of one share of Common Stock. The provisions of this subsection shall similarly apply to successive Reclassifications.

     (d) Subdivision or Combination of Shares. If the Corporation, at any time or times while any of the Series A Preferred Stock is outstanding, shall subdivide or combine its Common Stock, the then Conversion Ratio of the Series A Preferred Stock shall be proportionately reduced or increased, as of the effective date of such subdivision or combination.

     6. No Reissuance of Series A Preferred Stock. No shares of Series A Preferred Stock which have been converted into Common Stock shall be reissued by the Corporation; provided, however, that each such share, after being retired and cancelled, shall be restored to the status of an authorized but unissued share of preferred stock without designation as to series and may thereafter be issued as a share of preferred stock not designated Series A Preferred Stock upon proper authorization.

     7. Definitions. As used herein with respect to the Series A Preferred Stock, the following terms have the following meanings:

     (a) "Common Stock" shall mean the Corporation's Common Stock, $.01 par value, and any stock into which such Common Stock may hereafter be changed.

     (b) "Conversion Ratio" shall mean, initially, one hundred fifty shares of Common Stock for each share of Series A Preferred Stock (150:1), which Conversion Ratio shall be subject to adjustment in accordance with Section 5 hereof, including for the 1:15 reverse split referred to in Section 5(a).

     (c) "Person" shall mean an  individual,  a  corporation,  a partnership,  a
limited  liability  entity,  a  trust,  an  unincorporated   organization  or  a
government organization or an agency or political subdivision thereof.

     (d) "Securities" shall mean any debt or equity securities of the Corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean one of the Securities.

     (ii) Series B Acquisition Convertible Preferred Stock

     1. Dividends. The shares of Series B Acquisition Convertible Preferred Stock (the "Series B Preferred Stock") shall only be entitled to dividends (whether in cash or property or securities, other than dividends which are paid or intended to be paid in connection with distributions of the Corporation's assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation) when declared by the Corporation's Board of Directors on the Common Stock, on an as converted basis. Each share of Series B Preferred Stock with respect to dividend payments shall be equal in every respect to every other share of Series B Preferred Stock. All dividends or distributions which are paid or intended to be paid in connection with a liquidation, dissolution or winding up of the Corporation shall be preferred, as provided in Section 3 hereof.

     2. Voting Rights; No Preemptive Rights. The holders of Series B Preferred Stock shall, by virtue of their ownership thereof, be entitled to cast that number of votes equal to the number of shares of Common Stock into which the Series B Preferred Stock is convertible on each matter submitted to the Corporation's shareholders for voting. Such votes shall be cast together with those cast by the holders of Common Stock as one class, except as required by law. The Series B Preferred Stock shall not have cumulative voting rights. The holders of Series B Preferred Stock shall not have any preemptive rights upon the issuance or sale of any securities.

     3. Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up at any time when any of the Series B Preferred Stock shall be outstanding, the holders of the then outstanding Series B Preferred Stock shall not have a preference against the assets (including cash, securities and property) of the Corporation available for distribution to the holders of the Common Stock.

     4. Redemption. The Corporation shall not redeem, purchase or otherwise acquire, directly or indirectly through a subsidiary or otherwise, any of the Series B Preferred Stock without the consent of all of the then holders of the Series B Preferred Stock. No shares of Series B Preferred Stock redeemed or purchased by the Corporation pursuant to this Section 4 shall be reissued by the Corporation.

     5. Conversion.

     (a) Mandatory Conversion. All issued and outstanding shares of Series B Preferred Stock shall automatically convert into Common Stock at the Conversion Ratio, as adjusted in this Section 5, immediately after the Corporation effectuates a 1:15 reverse split of its Common Stock, and no action if any person shall be required to effectuate such conversion,. At the time of conversion, the Corporation shall pay in cash to each holder of Series B Preferred Stock so converted an amount equal to all unpaid dividends, accrued thereon to the date of conversion, if such dividend was declared by the Board of Directors of the Corporation. In the event of conversion, the Corporation shall forthwith transmit to each holder of Series B Preferred Stock a certificate or certificates for the shares of Common Stock issued as a result thereof dated the date of conversion against delivery of the certificate or certificates representing the Series B Preferred Stock to be converted at the principal office of the Corporation (or at such other place as the Corporation may designate in a written notice sent to the holder by first-class mail, postage prepaid, at its address shown on the books of the Corporation), and such holders shall be deemed for all purposes to be the holders of such Common Stock as of the date of conversion.

     (b) Stock Fully Paid; Reservation of Shares. All shares of Common Stock which may be issued upon conversion of Series B Preferred Stock will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. At all times that any Series B Preferred Stock is outstanding, the Corporation shall have authorized, and shall have reserved for the purpose of issuance upon such conversion, a sufficient number of shares Common Stock.

     (c) Reclassification, Consolidation or Merger. In the case of any reclassification or change (a "Reclassification") of outstanding Common Stock issuable upon conversion of Series B Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), including any Reclassification in the case of any consolidation or merger of the Corporation with or into another corporation which does not constitute a liquidation under Section 3, the Series B Preferred Stock shall, without payment of additional consideration therefor, be deemed modified so as to provide that upon the Mandatory Conversion provided herein, each share of the Series B Preferred Stock shall procure, at the time of the Mandatory Conversion, in lieu of each share of Common Stock theretofore issuable upon such conversion, the kind and amount of shares of stock, other securities, options, rights, warrants, money and property receivable upon such Reclassification, by the holder of one share of Common Stock. The provisions of this subsection shall similarly apply to successive Reclassifications.

     (d) Subdivision or Combination of Shares. If the Corporation, at any time or times while any of the Series B Preferred Stock is outstanding, shall subdivide or combine its Common Stock, the Conversion Ratio of the Series B
Preferred Stock shall be proportionately reduced or increased, as of the effective date of such subdivision or combination.

     6. No Reissuance of Series B Preferred Stock. No shares of Series B Preferred Stock which have been converted into Common Stock shall be reissued by the Corporation; provided, however, that each such share, after being retired and cancelled, shall be restored to the status of an authorized but unissued share of preferred stock without designation as to series may thereafter be issued as a share of preferred stock not designated Series B Preferred Stock upon proper corporate and shareholder authorization.

     7. Definitions. As used herein with respect to the Series B Preferred Stock, the following terms have the following meanings:

     (a) "Common Stock" shall mean the Corporation's Common Stock, $.01 par value, and any stock into which such Common Stock may hereafter be changed.

     (b) "Conversion Ratio" shall mean, initially, one thousand five hundred shares of Common Stock for each share of Series B Preferred Stock (1,500:1), which Conversion Ratio shall be subject to adjustment in accordance with Section 5 hereof, including for the 1:15 reverse split referred to in Section 5(a) hereof.

     (c) "Person" shall mean an  individual,  a  corporation,  a partnership,  a
limited  liability  entity,  a  trust,  an  unincorporated   organization  or  a
government organization or an agency or political subdivision thereof.

     (d) "Securities" shall mean any debt or equity securities of the Corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean one of the Securities.

     (iii)Convertible Preferred Stock. The aggregate number of shares of Series C Convertible Preferred Stock the corporation shall have the authority to issue Eighty Five Thousand (85,000) shares of Series C Convertible Preferred Stock, par value One ($.01) cent per share, issuable by the Board of Directors, from time to time, in one or more series. The Board of Directors hereby designates Series C Convertible Preferred Stock with the following rights:

         A.       Series C  Convertible Preferred Stock

     1. Dividends. The shares of Series C Convertible Preferred Stock (the "Series C Convertible Preferred Stock") shall only be entitled to dividends (whether in cash or property or securities, other than dividends which are paid or intended to be paid in connection with distributions of the Corporation's assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation) when declared by the Corporation's Board of Directors on the Common Stock, on an as converted basis, and before any payment is made to the holders of the Common Stock. Each share of Series C Preferred Stock with respect to dividend payments shall be equal in every respect to every other share of Series C Preferred Stock. All dividends or distributions which are paid or intended to be paid in connection with a liquidation, dissolution or winding up of the Corporation shall be preferred, as provided in Sections 3(a) and 3(b) hereof.

     2. Voting Rights; No Preemptive Rights. The holders of Series C Preferred Stock shall, by virtue of their ownership thereof, be entitled to cast that number of votes equal to the number of shares of Common Stock into which the Series C Preferred Stock is convertible on each matter submitted to the Corporation's shareholders for voting. Such votes shall be cast together with those cast by the holders of Common Stock as one class, except as required by law. The Series C Preferred Stock shall not have cumulative voting rights. The holders of Series C Preferred Stock shall not have any preemptive rights upon the issuance or sale of any securities.

     3. Liquidation Rights.

     (a) If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up at any time when any of the Series C Preferred Stock shall be outstanding, the holders of the then outstanding Series C Preferred Stock shall have a preference against the assets (including cash, securities and property) of the Corporation available for distribution to the holders of the Common Stock equal to the sum of (i) $3.00 per share and (ii) an amount equal to all declared but unpaid dividends; or, if greater, a portion of the remaining assets of the Corporation which are distributable to the holders of the Common Stock equal to an amount which would have been distributed if the Series C Preferred Stock had been converted into Common Stock immediately prior to the date of such liquidation or dissolution (the "Preference Amount"); provided, however, that any reduction of the authorized or issued shares of the stock of the Corporation of any class, whether now or hereafter authorized, shall not be deemed to be a liquidation of the Corporation within the meaning of any of the provisions of this Section 3; and provided, further, however, that a liquidation for the purposes of this Section shall not be deemed to occur upon: (a) the consolidation or merger of the Corporation into or with any corporation or corporations wherein the holders of the Series C Preferred Stock are to receive preferred securities of the merged or consolidated entity having substantially similar rights, preferences and protections as those of the Series C Preferred Stock (as contemplated herein); (b) the merger of the Corporation with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination -- of outstanding shares of the Corporation's Common Stock; or (c) the transfer, assignment or contribution of the Corporation's assets in connection with, or the creation of, any joint venture or limited liability entity in exchange for an equity interest shall not be deemed to be a liquidation for the purposes of this Section.

     (b) All of the Preference Amount to be paid to the holders of Series C Preferred Stock as provided in this Section 3 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any property of the Corporation to, the holders of any Common Stock, whether now or hereafter authorized, in connection with such liquidation, dissolution or winding up.

     4. Redemption. The Corporation shall not redeem, purchase or otherwise acquire, directly or indirectly through a subsidiary or otherwise, any of the Series C Preferred Stock without the consent of all of the then holders of the Series C Preferred Stock. No shares of Series C Preferred Stock redeemed or purchased by the Corporation pursuant to this Section 4 shall be reissued by the Corporation.

     5. Conversion.

     (a) Optional Conversion. The holder of any shares of Series C Preferred Stock may at any time, convert, at such holder's option, all or any portion of such shares of Series C Preferred Stock into Common Stock at the Conversion Ratio. At the time of conversion, the Corporation shall pay in cash to each holder of Series C Preferred Stock so converted an amount equal to all unpaid dividends, accrued thereon to the date of conversion, if such dividend was declared by the Board of Directors of the Corporation. In the event of conversion, the Corporation shall forthwith transmit to each holder of Series C Preferred Stock a certificate or certificates for the shares of Common Stock issued as a result thereof dated the date of conversion against delivery of the certificate or certificates representing the Series C Preferred Stock to be converted at the principal office of the Corporation (or at such other place as the Corporation may designate in a written notice sent to the holder by first-class mail, postage prepaid, at its address shown on the books of the Corporation), and such holders shall be deemed for all purposes to be the holders of such Common Stock as of the date of conversion.

     (b) Stock Fully Paid; Reservation of Shares. All shares of Common Stock which may be issued upon conversion of Series C Preferred Stock will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. At all times that any Series C Preferred Stock is convertible, the Corporation shall have authorized, and shall have reserved for the purpose of issuance upon such conversion, a sufficient number of shares Common Stock.

     (c) Reclassification, Consolidation or Merger. In the case of any reclassification or change (a "Reclassification") of outstanding Common Stock issuable upon conversion of Series C Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), including any Reclassification in the case of any consolidation or merger of the Corporation with or into another corporation which does not constitute a liquidation under Section 3, the Series C Preferred Stock shall, without payment of additional consideration therefor, be deemed modified so as to provide that upon the Optional Conversion provided herein, each share of the Series C Preferred Stock shall procure, at the time of the Optional Conversion, in lieu of each share of Common Stock theretofore issuable upon such conversion, the kind and amount of shares of stock, other securities, options, rights, warrants, money and property receivable upon such Reclassification, by the holder of one share of Common Stock. The provisions of this subsection shall similarly apply to successive Reclassifications.

     (d) Subdivision or Combination of Shares. If the Corporation, at any time or times while any of the Series C Preferred Stock is outstanding, shall subdivide or combine its Common Stock, the then Conversion Ratio of the Series C Preferred Stock shall be proportionately reduced or increased, as of the effective date of such subdivision or combination.

     6. No Reissuance of Series C Preferred Stock. No shares of Series C Preferred Stock which have been converted into Common Stock shall be reissued by the Corporation; provided, however, that each such share, after being retired and cancelled, shall be restored to the status of an authorized but unissued share of preferred stock without designation as to series and may thereafter be issued as a share of preferred stock not designated Series C Preferred Stock upon proper authorization.

         7. Definitions. As used herein with respect to the Series C Preferred Stock, the following terms have the following meanings:

     (a) "Common Stock" shall mean the Corporation's Common Stock, $.01 par value, and any stock into which such Common Stock may hereafter be changed.

     (b) "Conversion Ratio" shall mean, initially, 100 shares of Common Stock for each share of Series C Preferred Stock, which Conversion Ratio shall be subject to adjustment in accordance with Section 5 hereof.

     (c) "Person" shall mean an  individual,  a  corporation,  a partnership,  a
limited  liability  entity,  a  trust,  an  unincorporated   organization  or  a
government organization or an agency or political subdivision thereof.

     (d) "Securities" shall mean any debt or equity securities of the Corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean one of the Securities.


     FIFTH: The Secretary of State is designated as the agent of the Corporation upon whom process against the Corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is:

                           Ruskin, Moscou, Evans & Faltischek, P.C.
                           170 Old Country Road
                           Mineola, NY  11501-4366
                           Attn. Raymond S. Evans, Esq.

     SIXTH: No shareholder of this Corporation shall, because of his ownership of stock, have a pre-emptive or other right to purchase, subscribe for or take any part of any stock or any part of notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock of this Corporation issued, optioned, or sold by it. Any part of the capital stock and any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock of this Corporation authorized by this Certificate of Incorporation or by an amended certificate duly filed, may at any time be issued, optioned for sale and sold or disposed of by this Corporation pursuant to resolution of its Board of Directors to such persons and upon such terms as may to such Board seem proper, without first offering such stock or securities or any part thereof to existing shareholders.

     SEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any breach of duty as a director, except for liability if a judgment or other final adjudication adverse to the director establishes that (i) his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of the law, (ii) that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or (iii) that his acts violated Section 719 of the Business Corporation Law.

     EIGHTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors consisting of such number of directors as is determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors; provided, however, that in no event shall the number of directors be less than three. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third (1/3) of the total number of directors constituting the entire Board of Directors. The initial classes shall be elected as follows: (i) Class I directors shall be elected to serve a three (3) year period with the initial Class I directors elected for a term that expires upon the election of directors at the annual meeting held in calendar year 2000; (ii) Class II directors shall be elected for a two (2) year period with the initial Class I directors elected for a term that expires upon the election of directors at the annual meeting held in calendar year 1999; (iii) Class III directors shall be elected for a one year period with the initial Class I directors elected for a term that expires upon the election of directors at the annual meeting held in calendar year 1998. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Except as otherwise required by law, any vacancy on the Board of Directors that results from an increase in the number of directors and any other vacancy occurring in the Board of directors shall be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor."

     5. The manner in which this Amended and Restated Certificate of Incorporation was authorized was by resolution adopted by affirmative vote of all the directors at a meeting of the Board of Directors duly called and held on ______, 2000, followed by the affirmative vote of a majority of all issued and outstanding shares entitled to vote thereon at an annual meeting of shareholders of the Corporation duly called and held on April 18, 2000, a quorum being present.

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Certificate of Amendment to the Certificate of Incorporation and affirm the foregoing as true under the penalties of perjury, as of this ____ day of April, 2000.

                                              BCAM INTERNATIONAL, INC.


                                              ---------------------------------
                                              MICHAEL STRAUSS, President


                                              ---------------------------------
                                              KAREN TANTONE, Secretary

EXHIBIT B

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 1999

                            BCAM INTERNATIONAL, INC.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         NEW YORK                      0-18109                   13-3228375
         --------                      -------                   ----------

(State or other jurisdiction  (Commission File Number)         (IRS Employer
    of incorporation)                                    Identification Number)



                1800 WALT WHITMAN ROAD, MELVILLE, NEW YORK 11747
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (516) 752-3550




 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant


                  See Item 2.


Item 2.           Acquisition or Disposition of Assets

     On September 23, 1999, BCAM International, Inc., ("BCAM," or the "Company") through its wholly-owned subsidiary, LungCheck Health, Inc., a Delaware corporation, , pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated September 15, 1999, acquired LungCheck, Inc. ("LungCheck"), a Delaware corporation, in a statutory merger of LungCheck, Inc. into LungCheck Health, Inc. (the "Merger").

     The terms of the Plan of Merger provide that each outstanding share of LungCheck common stock, par value $.001, immediately prior to the Merger shall be converted into 0.0032958 of a share of BCAM Series B convertible acquisition preferred stock, par value $.01 per share, and that each share of LungCheck preferred stock, par value $.001 per share shall be converted into 0.098884 of a share of BCAM Series A convertible acquisition preferred stock, par value $.01 per share. A description of the Series A and B preferred stock is contained in the attachments to the Merger Agreement which is attached as Exhibit (2) to this report on Form 8-K. Upon conversion of the BCAM Series A and B preferred stock into common stock of the Company, the shareholders of LungCheck will become the holders of approximately 80% of the total issued and outstanding common stock of the Company. Therefore, as a result of the Merger, effective control of the Company passed to the former shareholders of LungCheck. Michael Strauss, Chairman, Chief Executive Officer and President of the Company, will continue in that capacity.

     Holders of LungCheck options and warrants will receive comparable BCAM options and warrants.

     Since BCAM had no business operations immediately prior to the Merger as a result of the sinoff (defined below), and since the security holders of LungCheck will own approximately 80% of the equity of the combined Companies upon conversion of the BCAM Series A and B convertible acquisition preferred stock, the Merger will be treated as a "purchase business combination" and a "reverse acquisition" for accounting purposes in which BCAM is the legal acquirer and LungCheck is the accounting acquirer. As a result, the assets and liabilities of LungCheck will continue to be recorded at their historical carrying values (for accounting purposes, the assets and liabilities of BCAM that LungCheck acquired will not be significant), and the historical financial statements of the merged companies before and after the effective date of the Merger will be those of LungCheck, the accounting acquirer.

     Immediately prior to the Merger, the Company transferred to ISTX, Inc. ("ISTX"), a Delaware corporation, which was then a 90% owned subsidiary of the Company, all of the then technology holdings at the Company, including intelligent surface technology and microvalve technology, and the Company also assigned all of its licensing agreements with Textron and Reebok. to ISTX. In consideration of the technology transfer and assignment, ISTX agreed to assume substantially all of the trade debt of the Company immediately prior to the Merger and the Company agreed to transfer Two Hundred Fifty Thousand ($250,000) Dollars to ISTX immediately after the Merger, which transfer was made.

     Immediately prior to the Merger, the Company transferred its 90% interest in ISTX to the Company's stockholders of record on September 22, 1999 by way of a declared stock dividend on the basis of one share of ISTX for one share of BCAM common stock held of record on September 22, 1999 (the "Spinoff"). Certificates of ISTX common stock issuable in the Spinoff will not be delivered until ISTX has filed a registration statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, and ISTX has prepared a disclosure statement to accompany the delivery of the certificates representing the shares.

     As a result of the Spinoff, the Company had virtually no business operations immediately by the Merger and the business of LungCheck is now the sole business of the Company.

The LungCheck Business

     LungCheck is a medical technology company whose products identify the presence of the most common forms of lung irritants and monitor cellular abnormalities in the lungs thereby assisting physicians with the early detection of disease. LungCheck provides innovative pathology services in conjunction with the quantitative sputum cytology test. In addition to marketing its products and services to specialty medical providers currently servicing the occupational health market, LungCheck has been marketing to large companies within the occupational health market that are compelled (by OSHA, EPA or self-imposed standards) to screen and monitor their employee populations for lung disease. LungCheck also sells its products to large corporations and non-corporate organizations such as unions and the military that are part of the occupational health market. The Company plans to expand on this strategy by making sales to the life and health insurance industry for risk assessment screenings as well as to companies of organized providers. To date, sales have not been significant.

     Management believes that there is a need for a medical technology that enables early detection of serious pulmonary disease. Like cervical cancer, if detected early, lung cancer can be treated successfully in a majority of cases. Based on the long-term success of the Pap Smear for early detection of cervical cancer, management believes that LungCheck, a tool that can be viewed as a "Pap Smear for the lungs," is an equally valuable tool to be used for the early detection and monitoring of pulmonary disease.

     The LungCheck laboratory test (the "LungCheck Test") is an enhancement to routine sputum cytology, which is a test for the presence of cancerous cells only. When performing the LungCheck Test, doctors perform analyses whereby certain specific cellular and non-cellular components collected from the fluid that lines the airways of the lungs (called "sputum") are identified and quantified. These cellular components are indicators of inflammation as well as the overall level of damage that has been done to the lungs through occupational, environmental and/or smoking irritants. Upon completion of the LungCheck Test, a report is generated that helps physicians and patients identify the condition of their lungs and provides information about steps to be taken to reduce existing damage.

     The LungCheck Test utilizes a patented collection device whereby the patient or physician collects a specimen for three consecutive mornings and then mails the specimen container to the Company's laboratory for processing, evaluation and interpretation. The LungCheck Test collection service has several important attributes: (i) it is easy to use; (ii) it is designed for mail delivery; and (iii) it can be administered without a visit to a physician's office. Once the collected specimen arrives at the laboratory, specially trained personnel then utilize a proprietary screening technique to perform the analysis.

     LungCheck has compiled a proprietary database and archive system that consists of approximately 15,000 patient lung pathology cases which is complete with demographic and medical data on each patient. It serves as the basis for the proprietary diagnostic algorithms used to produce the Company's pathology report and can be the foundation for follow-on research pertaining to various aspects of pulmonary cytology.

 The Company's Strategy

     The Company believes that there is significant market opportunity in the life insurance and health insurance industry due to the frequency with which corporations are requiring pre-enrollment physicals for life, health and accidental death & disability policies (paramedical testing). The Company intends to access this market through the medical directors of these insurance companies.

     The Company believes that there is an opportunity to provide (i) a value-added test to organized large physician groups to enhance revenue at the provider level; (ii) provide screening and monitoring capabilities; and (iii) additional clinical data which is currently unavailable with routine sputum cytology and/or any other medical diagnostic tool. The Company intends to access this market through the medical directors of healthcare provider companies.

     There are several healthcare delivery models that exist in the market for occupational health services. The Company plans to penetrate the occupational health market by targeting businesses that have involvement with the delivery of care to potential end-users of the LungCheck service.

     The Company plans to target corporations that administer their own healthcare programs for employees, corporations who outsource occupational health examinations to large medical companies that own and/or manage outpatient clinics, corporations who outsource testing of employees to Preferred Provider Organizations when a large coverage network is needed, and companies who contract with outside consultants that perform the function of medical director and have responsibility for setting medical surveillance policies, corporate compliance programs and overall health and safety standards and programs.

     In addition to the foregoing, Company has established relationships with various unions and is attempting to establish relationships with various groups within the military that are considered "at-risk" for lung disease due to occupation related exposure.

     The Company, which has only recently acquired LungCheck, will need to implement its sales and marketing strategy, and it is not expected that sufficient sales of LungCheck tests will be generated in the short term to place the Company on a self-sustaining cost flow basis. Several financing transactions were concluded in connection with the Merger which have and are expected to result in the infusion of approximately Seven Hundred Fifty Thousand ($750,000) Dollars of working capital. A substantial part of these funds has been expended for transaction costs and the payment of certain obligations. Accordingly, if self-sustaining cash flow is not achieved in the first quarter of 2000, additional financing will be required by the Company to continue operations.

 Elimination of Repricing Rights

     In a transaction related to the Merger, the Company issued 13,125,000 shares of common stock to the holders of certain shares of common stock purchased in a 1998 private placement which had "repricing rights" based on the market value of the BCAM common stock. Such issuance was in full satisfaction of such repricing rights.



Item 7.           Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired.

     See Index to Financial Statements of LungCheck, Inc. on page F-1 herein.

     (b) Pro Forma Financial Statements.

     Subsequent to the Merger, which is to be accounted for as a "reverse acquisition," the historical financial statements of the Company will be those of LungCheck Inc., the accounting acquirer (see Item 2 herein). Information as to any significant pro forma effects of the Merger on the historical financial statements of LungCheck Inc. will either be filed by amendment or included in the Company's Quarterly Report on Form 10-QSB for the nine months ended September 30, 1999.

     (c) Exhibits.

           (2)      Agreement and Plan of Merger among BCAM
                    International, Inc., LungCheck Health, Inc. and LungCheck Inc. dated as of September 15, 1999.

            (2.1)   Amendment to Merger Agreement dated October 8, 1999.


Forward Looking Statements

                  This Form 8-K contains forward-looking statements which involve risks and uncertainties. When used herein, the words "anticipate", "believe", "estimate" and "expect" and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results, performance or achievements could differ materially from the results expressed in or implied by these forward-looking statements. Factors that could cause or contribute to such differences are detailed from time to time in the Company's Securities and Exchange Commission reports. Historical results are not necessarily indicative of trends in operating results for any future period.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BCAM INTERNATIONAL, INC.



                                             By:/s/ Michael Strauss
                                                -------------------
                                                Michael Strauss, Chairman
                                                of the Board of Directors,
                                                President and Chief Executive
                                                Officer
Date:    October 7, 1999

                                 LUNGCHECK INC.

                          INDEX TO FINANCIAL STATEMENTS




                                                                                                                     PAGE

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                                                              F-2

BALANCE SHEET
     DECEMBER 31, 1998                                                                                                F-3

STATEMENTS OF OPERATIONS
     YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM JANUARY 30, 1997
     (DATE OF INCEPTION) TO DECEMBER 31, 1997                                                                         F-4

STATEMENTS OF STOCKHOLDERS' DEFICIENCY
     YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM JANUARY 30, 1997
     (DATE OF INCEPTION) TO DECEMBER 31, 1997                                                                         F-5

STATEMENTS OF CASH FLOWS
     YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM JANUARY 30, 1997
     (DATE OF INCEPTION) TO DECEMBER 31, 1997                                                                       F-6/7

NOTES TO FINANCIAL STATEMENTS                                                                                       F-8/24




                                      * * *

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors
LungCheck Inc.


We have audited the accompanying balance sheet of LUNGCHECK INC. as of December 31, 1998, and the related statements of operations, stockholders' deficiency and cash flows for the year ended December 31, 1998 and the period from January 30, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LungCheck Inc. as of December 31, 1998, and its results of operations and cash flows for year ended December 31, 1998 and the period from January 30, 1997 (date of inception) to December 31, 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As further discussed in Note 2 to the financial statements, the Company has not generated any significant revenues from the LungCheck(R) diagnostic test technology that is its principal asset, and its operations have generated losses and cash flow deficiencies from its inception. As of December 31, 1998, the Company had substantial working capital and stockholders' deficiencies. In addition, it was in violation of certain of the covenants in its loan agreements. Such matters raise substantial doubt about the Company's ability to continue as a going concern and realize the carrying value of the LungCheck(R) diagnostic test technology. Management's plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


                                                 J.H. COHN LLP
Roseland, New Jersey
July 23, 1999

                                 LUNGCHECK INC.

                                  BALANCE SHEET
                                DECEMBER 31, 1998


                                     ASSETS

Current assets:
    Cash and cash equivalents                                                                                 $           -
    Accounts receivable, less allowance for contractual discounts
       and doubtful accounts of $56,000                                                                              26,401
    Other current assets                                                                                              1,261
                                                                                                               ------------
          Total current assets                                                                                       27,662

Equipment, net of accumulated depreciation of $19,956                                                               103,278
Technology costs, net of accumulated amortization of $168,241                                                     1,009,448
Debt issuance costs, net of accumulated amortization of $27,705                                                     123,858
                                                                                                               ------------

          Total                                                                                                  $1,264,246
                                                                                                                 ==========

                            LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
    Notes payable (including obligations in default)                                                             $1,971,465
    Current portion of capital lease obligations                                                                     15,634
    Accounts payable                                                                                                 50,256
    Accrued expenses                                                                                                422,104
                                                                                                               ------------
          Total current liabilities                                                                               2,459,459

Capital lease obligations, net of current portion                                                                    29,496
                                                                                                               ------------

          Total liabilities                                                                                       2,488,955
                                                                                                               ------------
Commitments and contingencies

Stockholders' deficiency:
    Preferred stock,  4,000,000 shares authorized;  3,000,000 shares of Series A
       Convertible preferred stock, $.001 par value, authorized;
       2,658,511 shares issued and outstanding                                                                        2,658
    Common stock, par value $.001; 10,000,000 shares authorized;
       3,000,000 shares issued and outstanding                                                                        3,000
    Additional paid-in capital                                                                                    3,378,021
    Accumulated deficit                                                                                          (4,608,388)
                                                                                                               ------------
          Total stockholders' deficiency                                                                         (1,224,709)
                                                                                                               ------------
          Total                                                                                                  $1,264,246
                                                                                                                 ==========




See Notes to Financial Statements.

                                 LUNGCHECK INC.

                            STATEMENTS OF OPERATIONS
          YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM JANUARY 30, 1997
                    (DATE OF INCEPTION) TO DECEMBER 31, 1997




                                                                                                 1998                1997
                                                                                                 ----                ----

Net revenues                                                                               $      93,740      $      45,481
                                                                                           -------------      -------------

Operating expenses:
    Cost of revenues                                                                             345,632            154,638
    Selling                                                                                      468,620            445,494
    General and administrative                                                                 1,431,849          1,258,337
                                                                                            ------------       ------------
       Totals                                                                                  2,246,101          1,858,469
                                                                                            ------------       ------------

Loss from operations                                                                          (2,152,361)        (1,812,988)
                                                                                            ------------       ------------

Nonoperating income (expense):
    Interest expense                                                                            (249,118)          (208,997)
    Interest income                                                                               36,097
    Other income                                                                                                      1,290
                                                                                            ------------       -------------
       Totals                                                                                   (213,021)          (207,707)
                                                                                            ------------       -------------

Net loss                                                                                     $(2,365,382)       $(2,020,695)
                                                                                             ===========        ===========


Basic net loss per common share                                                               $(.79)              $(.67)
                                                                                              =====               =====


Basic weighted average number of common shares outstanding                                     3,000,000          3,000,000
                                                                                               =========          =========

See Notes to Financial Statements.
                                      F-4

                                 LUNGCHECK INC.

                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY
          YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM JANUARY 30, 1997
                    (DATE OF INCEPTION) TO DECEMBER 31, 1997

                                               Series A Convertible                              Additional
                                                 Preferred Stock     Common Stock   Subscriptions Paid-in  Accumulated
                                                 Shares    Amount   Shares    Amount  Receivable  Capital    Deficit       Total
                                                 ------    ------   ------    ------  ----------  -------    -------       -----

Initial issuance of shares effective
    January 30, 1997 .......................                        3,000,000  $3,000                                      $  3,000
Estimated fair value of detachable warrants
    issued in connection with convertible
    bridge notes ...........................                                                     $ 161,709                  161,709
Conversion of bridge notes into preferred
    stock ..................................       851,250  $  851                                 850,399                  851,250
Unamortized bridge note issuance costs .....                                                       (87,953)                 (87,953)
Unamortized discount on bridge notes .......                                                      (101,068)                (101,068)
Costs related to conversion of bridge notes                                                        (85,125)                 (85,125)
Units of shares and warrants sold in Decem-
    ber 1997 through private placement and
    subscription to purchase units .........     1,693,539   1,694                    $(100,000) 2,877,323                2,779,017
Costs related to private placement .........                                                      (474,017)                (474,017)
Estimated fair value of:
    Stock options issued for services ......                                                        60,000                   60,000
    Warrants issued for loan fees ..........                                                        24,633                   24,633
Preferential distribution to stockholders in
    conjunction with the purchase of techno-
    logy ...................................                                                                 $(222,311)    (222,311)
Net loss ...................................                                                                (2,020,695)  (2,020,695)
                                                 ---------   -----  ---------   -----  --------- ---------  -----------  -----------
Balance, December 31, 1997 .................     2,544,789   2,545  3,000,000   3,000  (100,000) 3,225,901  (2,243,006)     888,440
Proceeds from payments of subscriptions
    receivable .............................                                            100,000                             100,000
Units of shares and warrants sold in March
    and April 1998 through private placement       113,722     113                                 193,214                  193,327
Costs related to private placement .........                                                       (41,094)                 (41,094)
Net loss ...................................                                                                (2,365,382)  (2,365,382)
                                                 ---------  ------   ---------  ------ ------- ----------- ------------ ------------

Balance, December 31, 1998 .................     2,658,511  $2,658  3,000,000  $3,000 $  --   $ 3,378,021 $(4,608,388) $(1,224,709)
                                                 =========  ======  =========  ====== ======= =========== ============ ============

See Notes to Financial Statements.

                                 LUNGCHECK INC.

                            STATEMENTS OF CASH FLOWS
                  YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM
                      JANUARY 30, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997



                                                                                                  1998               1997
                                                                                                  ----               ----

Operating activities:
    Net loss                                                                                 $(2,365,382)       $(2,020,695)
    Adjustments to reconcile net loss to net cash
       used in operating activities:
       Depreciation of equipment                                                                  20,339             19,956
       Amortization of technology costs                                                          168,241
       Amortization of debt issuance costs and debt discount                                      32,705            113,414
       Deferred interest expense                                                                  96,280
       Provision for bad debts                                                                    20,900             35,000
       Issuance of stock options for services                                                                        60,000
       Changes in operating assets and liabilities:
          Accounts receivable                                                                    (32,460)           (49,842)
          Other current assets                                                                    35,160            (36,421)
          Accounts payable                                                                        13,523             36,734
          Accrued expenses                                                                        (8,100)           333,924
          Liability under agreement for purchase of technology                                (1,025,000)         1,025,000
                                                                                            ------------       ------------
              Net cash used in operating activities                                           (3,043,794)          (482,930)
                                                                                            ------------       ------------

Investing activities:
    Purchases of equipment                                                                       (49,945)           (29,587)
    Purchase of technology                                                                                       (1,050,000)
                                                                                          --------------       ------------
              Net cash used in investing activities                                              (49,945)        (1,079,587)
                                                                                          --------------       ------------

Financing activities:
    Proceeds from issuances of convertible bridge notes                                                             851,250
    Proceeds from issuances of notes payable                                                     100,000          1,612,800
    Repayments of notes payable                                                                  (71,702)
    Debt issuance and conversion costs                                                           (13,035)          (279,254)
    Repayments of capital lease obligations                                                      (13,345)            (5,566)
    Proceeds from issuances of preferred stock, net of
       expenses                                                                                  252,233          2,219,875
    Proceeds from initial issuance of common stock                                                                    3,000
                                                                                         ---------------       ------------
              Net cash provided by financing activities                                          254,151          4,402,105
                                                                                         ---------------       ------------

Net increase (decrease) in cash and cash equivalents                                          (2,839,588)         2,839,588

Cash and cash equivalents, beginning of period                                                 2,839,588               -
                                                                                         ---------------       ------------

Cash and cash equivalents, end of period                                                 $        -             $ 2,839,588

                                                                                         ================       ===========

                                 LUNGCHECK INC.

                            STATEMENTS OF CASH FLOWS
                  YEAR ENDED DECEMBER 31, 1998 AND PERIOD FROM
                      JANUARY 30, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997



                                                                                                  1998               1997
                                                                                                  ----               ----

Supplemental disclosures of cash flow data:
    Interest paid                                                                            $   120,129       $     19,782
                                                                                             ===========       ============

Supplemental schedule of noncash investing and financing activities:
    Capital lease obligations incurred to acquire equipment                                                    $     93,528
                                                                                                               ============

    Carrying value of bridge notes, net of unamortized debt discount and
       debt issuance costs of $189,021, converted into preferred stock                                          $   662,229
                                                                                                                ===========

    Notes issued  to  related  parties  for  technology  of which  $127,689  was allocated to technology  costs and $222,311 was allocated to preferential distribution to
       stockholders in connection with purchase of technology                                                  $    350,000
                                                                                                               ============


See Notes to Financial Statements.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS


Note 1 - Business and summary of significant accounting policies:
          Business and organization:

     LungCheck Inc. (the "Company") was incorporated on January 30, 1997 in the State of Delaware for the purpose of acquiring, enhancing and marketing LungCheck(R) diagnostic test technology. The technology, which was originally licensed by and then acquired from a related party (see Note 4) is used to provide a specialized sputum cytology laboratory service. The service includes a quantitative assessment of the pulmonary health of lung cells based on a comprehensive review of different cellular and noncellular indicators, as well as the early identification of cancer and other abnormal cells in the fluids found in the lungs known as sputum. The results of the assessment are included in a cytology report which is produced from a database and specialized software containing comparative pulmonary health information.

     Use of estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     Revenue recognition:

     Revenues are recognized upon the completion of the cytology report.

     Cash and cash equivalents:

     The Company considers all highly liquid debt instruments with a maturity of three months or less when purchased to be cash equivalents.

     Equipment:

     Equipment is stated at cost net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets which range from five to seven years.

     Intangible assets:

     Intangible assets are stated at cost. Technology costs are amortized using the straight-line method over an estimated useful life of seven years. Debt issuance costs are amortized over the term of the related obligation.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 1 - Business and summary of significant accounting policies (continued):

     Impairment of long-lived assets:

     The Company has adopted the provisions of Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of ("SFAS 121"). Under SFAS 121, impairment losses on long-lived assets, such as equipment and technology costs, are recognized when events or changes in circumstances indicate that the undiscounted cash flows estimated to be generated by such assets are less than their carrying value and, accordingly, all or a portion of such carrying value may not be recoverable. Impairment losses are then measured by comparing the fair value of the assets to their carrying amounts.

     Advertising:

     The Company expenses the cost of advertising and promotions as incurred. Advertising costs charged to operations were immaterial in 1998 and totaled approximately $131,000 for the period from January 30, 1997 to December 31, 1997.

     Stock options:

     In accordance with the provisions of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), the Company will only recognize compensation costs as a result of the issuance of stock options to employees based on the excess, if any, of the fair value of the underlying stock at the date of grant or award (or at an appropriate subsequent measurement date) over the amount the employee must pay to acquire the stock. Therefore, the Company will not be required to recognize compensation expense as a result of any grants to employees at an exercise price that is equal to or greater than fair value. The Company will also make pro forma disclosures, in accordance with the provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), of net income or loss as if a fair value based method of accounting for stock options had been applied instead if such amounts differ materially from the historical amounts.

     Income taxes:

     The Company accounts for income taxes pursuant to the asset and liability method which requires deferred income tax assets and liabilities to be computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The income tax provision or credit is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 1 - Business and summary of significant accounting policies (concluded):

     Net earnings (loss) per share:

     The Company presents "basic" earnings (loss) per common share and, if applicable, "diluted" earnings (loss) per common share pursuant to the provisions of Statement of Financial Accounting Standards No. 128, Earnings per Share ("SFAS 128"). Basic earnings (loss) per common share is calculated by dividing net income or loss applicable to common stock (net income or loss adjusted for preferred dividend requirements, if any) by the weighted average number of common shares outstanding during each period. The calculation of diluted earnings (loss) per common share is similar to that of basic earnings (loss) per common share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if all potentially dilutive common shares, such as those issuable upon the exercise of stock options and warrants and the conversion of preferred stock, were issued during the period.

     No diluted per share amounts have been presented in the accompanying statements of operations because the assumed effects of the exercise of options and warrants outstanding at December 31, 1998 and 1997 would have been anti-dilutive.

     Recent accounting pronouncements:

     The Financial Accounting Standards Board and the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants had issued certain accounting pronouncements as of December 31, 1998 that will become effective in subsequent periods; however, management of the Company does not believe that any of those pronouncements would have significantly affected the Company's financial accounting measurements or disclosures had they been in effect as of December 31, 1998.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 2- Basis of presentation:

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has not generated any significant revenues from the LungCheck(R) diagnostic test technology that is its principal asset (see Note 4), and its operations have generated losses and cash flow deficiencies from its inception on January 30, 1997. The Company had substantial working capital and stockholders' deficiencies and was in violation of certain of the covenants in its loan agreements (see Note 6) as of December 31, 1998. During January 1999, the Company extended the due dates of certain loans (see Note 6) and borrowed an additional $400,000 through the private placement of secured notes (see
     Note 12); however, certain of the loans now bear extremely high interest rates or require issuance of a substantial number of shares of common stock as fees for loan extensions. During the period from January 1, 1999 to June 30, 1999, the Company's operations continued to generate substantial losses and cash flow deficiencies. Management expects that such losses and cash flow deficiencies will continue through at least December 31, 2001 while the Company continues to develop markets for its services. Such matters raise substantial doubt about the Company's ability to continue as a going concern and realize the carrying value of its technology unless the Company is able to obtain additional financing and, ultimately, increase revenues and generate sufficient profits and cash flows to sustain its operations.

     During the last three months of 1998 and the first six months of 1999, management began to reorganize the Company's operations. The Company has engaged a consulting firm specializing in medical sales and marketing strategies to prepare a business plan and explore strategic alternatives which include, among other things, potential business combinations and other potential sources of financing. Expenses have been reduced through the outsourcing of certain medical, sales and marketing positions. The Company has also reduced expenses by eliminating certain internal personnel costs and other costs of services through an agreement whereby a medical diagnostic company is processing LungCheck(R) tests and reporting on their results. In addition, management believes the Company has developed a more viable marketing strategy. This strategy focuses on the promotion of prevention programs, instead of monitoring programs, and on the occupational health and corporate wellness program markets.

     In order to implement its new marketing strategy and enable the Company to become commercially successful, the Company will need to restructure its debt and obtain additional debt and/or equity financing. During January 1999 and the period from its inception through December 31, 1998, the Company obtained financing primarily from loans from InterEquity (a small business investment company); loans from stockholders and other related parties; the private placement of convertible bridge notes (which were subsequently converted into common stock) and secured promissory notes; and the private placement of units of shares of preferred stock and warrants to purchase common stock. Management is continuing its efforts to obtain additional debt and/or equity financing for the Company from financial institutions, other private investors and potential strategic partnerships.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 2- Basis of presentation (concluded):

     As further described in Note 12, on June 11, 1999, the Company signed a nonbinding letter of intent pursuant to a plan for its recapitalization and merger with BCAM International, Inc. ("BCAM"). If the plan is consummated,
     (i) the Company would become a subsidiary of BCAM and continue its current operations and BCAM would have been a nonoperating, publicly held "shell company" immediately prior to the consummation of the plan; (ii) certain accounts payable, the notes and loans payable to stockholder as of December 31, 1998, the notes issued in January 1999 and the accrued interest on those notes and loans would be converted into convertible preferred stock of the combined companies; (iii) the Company's preferred and common stockholders would become the holders of convertible preferred stock that would comprise the majority of the voting shares of the combined companies; and (iv) the combined companies would have approximately $750,000 in cash from new financing. Management of the Company believes that the combined companies will have sufficient resources for the continuation of their operations through at least December 31, 1999 if the plan is consummated.

     Management cannot assure that the Company will be able to develop a successful marketing strategy or obtain the financing needed to develop commercially successful operations through the consummation of the plan for the Company's recapitalization and merger or through any other means. The accompanying financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue its operations as a going concern.


Note 3 - Equipment:

     Equipment consisted of the following at December 31, 1998:

                    Furniture and fixtures                                                                    $  30,355
                    Computer equipment                                                                           49,177
                    Equipment under capital lease obligations                                                    64,041
                                                                                                             ----------
                                                                                                                143,573
                    Less accumulated depreciation (A)                                                            40,295
                                                                                                             ----------
                         Total                                                                                 $103,278
                                                                                                             ==========

                    (A) Includes $21,846 applicable to equipment under capital leases at December 31, 1998.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 4 - Acquisition of technology:

     The Company acquired the LungCheck(R) diagnostic test technology from LungCheck, Ltd. ("LC Ltd.") on December 30, 1997. The Company had been using the technology from its inception through the date of acquisition without charge pursuant to a license agreement with LC Ltd. The technology acquired included a patent, registered trademarks, software and other copyrights, a data base, know-how and other intellectual property used in the provision of pathology services for the early detection of pulmonary diseases. Since LC Ltd. was controlled by stockholders that also owned a 16.2% interest (on a fully diluted basis) in the Company as of the date of the acquisition, the Company allocated $1,177,689 of the total consideration of $1,400,000 to the cost of the technology and the remaining $222,311 as a preferential noncash distribution to stockholders that was charged to stockholders' equity.


Note 5 - Income taxes:

     The Company had net operating loss carryforwards of approximately $3,900,000 and $1,700,000 available to reduce future Federal taxable income as of December 31, 1998 and 1997, respectively. There were no other material temporary differences as of those dates. If not used, net operating loss carryforwards as of December 31, 1998 will expire at various dates through 2018. As a result of changes in the ownership of the Company arising from the planned recapitalization and merger described in Note 12, the utilization of these loss carryforwards may be subject to substantial annual limitations.

     Deferred tax assets of approximately $1,326,000 and $578,000 attributable to the potential benefits from such net operating loss carryforwards as of December 31, 1998 and 1997, respectively, were offset by equivalent valuation allowances due to the uncertainties related to the extent and timing of the Company's future taxable income and, accordingly, the Company did not recognize a credit for income taxes in 1998 and 1997.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 6 - Long-term debt:

     Long-term debt was comprised of the following at December 31, 1998:

                   Note  originally  payable  to  InterEquity  Capital  Partners
                   ("InterEquity") in monthly  installments of $24,057 including interest at 12% through December 31, 2002; net of unamortized discount of $19,634 (see Note 10); secured by a first lien on substantially all of the Company's assets. The Company was in violation of certain  loan  covenants as of December 31, 1998 and, as a result,  payments totaling $727,299  originally due
                   in  years   subsequent   to  December   31,  1999  have  been
                   reclassified as current liabilities (A)                                                      $ 908,665

                   Note payable to LC Ltd. for the purchase of  technology  (see
                   Note 4); with interest at 10%; originally payable on December
                   31, 1999; secured by the Company's technology (B) (C)                                          350,000

                   Note payable to stockholder; with interest at 10%; originally payable on December 31, 1999; secured by all of the Company's
                   assets other than technology (B) (C)                                                           612,800

                   Noninterest bearing loans payable to stockholder due on demand (D)                             100,000
                                                                                                             ------------
                                                                                                                1,971,465
                   Less current portion                                                                         1,971,465
                                                                                                             ------------
                   Long-term debt                                                                            $     -
                                                                                                             ============

(A) On January 15, 1999, the loan agreement was amended to allow the Company to defer any monthly principal payment due in 1999. The Company will be required to issue the number of shares of its common stock that equals the principal amount deferred multiplied by 1.5 to InterEquity as a fee for each payment deferred (see
                          Note 12). The principal balance remaining as of December 31, 1999 will be amortized through equal monthly payments, including interest at 12%, over the period from January 1, 2000 through December 31, 2002.

(B) Pursuant to amendments to the loan agreements dated January 30, 1999, principal and interest are payable within 30 days after the conclusion of the sale of substantially all of the Company's assets or on the record date set by the Company for any payments to be made to liquidate the outstanding shares of convertible preferred stock.

(C) The rights to payments and the interests in the pledged assets are subordinated to the rights of InterEquity.

                                      F-14


                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 6 - Long-term debt (concluded):
(D) On January 15, 1999, the $100,000 loan became evidenced by a senior subordinated promissory note with a principal balance of $250,000 that will be payable on the earlier of December 31, 1999 or the date, if any, on which there is a change in the control of the Company. The discount on the note of $150,000 (60%) will be amortized to expense over the period from January 15, 1999 to December 31, 1999. The note is secured by all of the Company's assets. The rights to payments and the interests in the pledged assets are subordinated to the rights of InterEquity.

     Interest expense on loans from related parties totaled approximately $96,000 and $54,000 for the year ended December 31, 1998 and for the period from January 30, 1997 to December 31, 1997, respectively.

     Management believes that the fair value of the Company's note payable to InterEquity does not differ materially from their aggregate carrying value at December 31, 1998 because the note is a short-term obligation with terms that were renegotiated shortly-after that date. Because of the relationship between the Company and its related parties, management believes that there is no practical method that can be used to determine the fair values of notes and loans payable to related parties.


Note 7 - Other related party transactions

     During 1998, the Company was charged fees totaling approximately $198,000 by a stockholder for pathology services.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 8 - Capital lease obligations:

     The Company leases laboratory equipment under capital leases that expire through February 2002. The following is a schedule by years of the future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of December 31, 1998:

                     Year Ending
                    December 31,                                                            Amount
                    ------------                                                            ------

                         1999                                                                 $19,186
                         2000                                                                  17,908
                         2001                                                                  12,982
                         2002                                                                   1,299
                                                                                            ---------
                                                                                               51,375
                         Less amount representing interest dis-
                             counted at rates ranging from 8.25%
                              to 10.5%                                                          6,245
                                                                                            ---------
                                                                                               45,130
                         Less current portion                                                  15,634
                                                                                            ---------
                         Long-term portion                                                    $29,496
                                                                                            =========

Note 9 - Commitments and contingencies:

     Operating leases:

     The Company leases its facilities under an operating lease that expires in June 2002. The lease, as amended in November 1998, requires the payment of minimum annual rentals plus real estate taxes, insurance, utilities and maintenance costs. Rent expense totaled approximately $94,000 and $63,000 for the year ended December 31, 1998 and the period from January 30, 1997 to December 31, 1997, respectively. The Company was originally leasing the facilities from one of its stockholders. In April 1999, the stockholder sold the premises and assigned the lease to the new, unrelated owner.

     Future minimum rental payments required under the noncancelable operating lease in years subsequent to December 31, 1998 were as follows:

                         Year Ending
                         December 31,                                                          Amount
                         ------------                                                          ------

                            1999                                                            $  42,612
                            2000                                                               45,150
                            2001                                                               47,406
                            2002                                                               24,282
                                                                                           ----------

                               Total                                                        $ 159,450
                                                                                           ==========

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 9 - Commitments and contingencies (concluded):

     Employment agreement:

     The Company is committed to compensate an officer at the annual rate of $130,000 through February 2000.

     Consulting agreements and commitment to issue stock options:

     The Company has agreed to make monthly payments to a marketing consultant during a three year period that began in September 1997 equal to the greater of $4,000 or a percentage of sales that declines as sales volume increase. The Company is also obligated to issue options to the consultant to purchase 5,000 shares of the Company's common stock after the consultant has generated total sales of 1,000 LungCheck(R) tests and options to purchase an additional 5,000 shares of the Company's common stock after the consultant has generated total sales of 5,000 LungCheck(R) tests. The options will be exercisable at $2.20 per share during the five-year period after their issuance.

     In 1997, the Company also agreed to make monthly payments of $4,000 to an investment banker for consulting services through August 13, 1999.

     Commitment to issue warrants:

     If the Company has not completed an initial public offering of its common stock, or a majority of its common stock has not been acquired, at a price of at least $5.00 per share, and the loan from InterEquity (see Note 6) has not been repaid at any time prior to January 1, 2002, the Company will be required to issue warrants to purchase up to 350,000 shares of its common stock to InterEquity at various dates as follows: 50,000 warrants on January 1, 2000, 100,000 warrants on January 1, 2001 and 200,000 warrants on January 1, 2002. Each warrant will be exercisable for the purchase of one share of common stock at $2.20 per share for a period of five years from the date of issuance.


Note 10- Stockholders' deficiency:

     In July 1997, the Board of Directors and stockholders of the Company approved a 3-for-1 split and a decrease from $.003 to $.001 per share of the par value of its common stock. All share and per share amounts in the accompanying financial statements and these notes have been retroactively restated to reflect the effects of the stock split and change in par value.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 10- Stockholders' deficiency (continued):

     In September 1997, the stockholders approved amendments to the Company's charter that authorized the issuance of up to 10,000,000 shares of common stock and up to 4,000,000 shares of preferred stock with a par value of $.001 per share. Up to 3,000,000 shares of preferred stock may be issued as Series A convertible preferred stock ("Series A"). Each Series A share has a liquidation preference of $1.70. Accordingly, the 2,658,525 Series A shares outstanding at December 31, 1998 had an aggregate liquidation preference of $4,519,492. Each Series A share is entitled, effectively, to one vote per share and to a dividend equivalent to any cash dividend declared on a share of the Company's common stock. Each Series A share is convertible into one share of common stock at the option of the holder one year after the date of issuance and will be converted into one share of common stock upon the consummation of an initial public offering of the Company's common stock that generates proceeds of at least $10,000,000 and meets certain other conditions. If such an offering is not consummated by October 1, 2002, the holders of Series A shares will have the option to redeem their shares during the subsequent twelve month period.

     On August 15, 1997, the Company sold 12% convertible bridge notes ("Bridge Notes") with an aggregate principal balance of $851,250, convertible into Series A shares at $1.00 per share through August 14, 1998, and detachable warrants to purchase 851,250 shares of common stock, exercisable at $1.10 per share through August 14, 2002. The sales were made through a private placement that was exempt from registration under the Securities Act of 1933. The Company received proceeds from the sale of $766,125, net of issuance costs for commissions paid to the placement agent of $85,125. The Company also issued warrants to purchase 85,125 shares of common stock at $1.10 per share exercisable through August 14, 2002 as an additional fee for the services of the placement agent. The Company valued the warrants issued in connection with the issuance of the Bridge Notes at $161,000 based on their estimated fair value determined by using methods required by SFAS 123. Accordingly, the Company initially reduced the carrying value of the Bridge Notes for debt discount, and increased additional paid-in capital, by the $161,000 value attributed to the warrants.

     The Bridge Notes were initially scheduled to mature on August 14, 1998. The Company issued 851,250 Series A shares in December 1997 upon the conversion of all of the Bridge Notes and reduced its stockholders' deficiency by $577,104, which represented the initial principal amount of the notes of $851,250 net of unamortized issuance costs of $87,953, unamortized debt discount of $101,068 and additional costs of conversion of $85,125.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 10- Stockholders' deficiency (continued):

     On December 30, 1997, the Company sold 57.58 units for a total of $2,879,017 or $50,000 per unit. The sales were made through a private placement that was exempt from registration under the Securities Act of 1933. Each unit consisted of 29,412 Series A shares and warrants to purchase 22,059 shares of common stock exercisable for the purchase of one share of common stock at $2.20 per share through December 2002 and, accordingly, the Company issued 1,693,537 Series A shares and warrants to purchase a total of 1,270,161 shares of common stock. The Company received proceeds of $2,040,500, net of commissions and other offering expenses of $474,017, of which $1,940,500 was received through a cash payment at the closing and $100,000 was received pursuant to a subscription agreement. The receivable from the subscription was paid during 1998. The Company also issued warrants to the placement agent for the purchase of Series A shares as further explained below.

     On December 30, 1997, the Company issued warrants to purchase 591,528 shares of common stock exercisable at $2.20 per share through December 29, 2002 as part of the consideration for the loan from InterEquity (see Note
     6). The Company valued the warrants at $24,633 based on their estimated fair value determined by using methods required by SFAS 123. Accordingly, the Company initially reduced the carrying value of the note payable to InterEquity for debt discount, and increased additional paid-in capital, by the $24,633 value attributed to the warrants.

     The Company increased additional paid-in capital and charged operating expenses for the estimated fair value of $60,000 attributed to options issued to consultants during 1997 (see Note 11).

     In March and April 1998, the Company sold 3.87 units for a total of $193,327 or $50,000 per unit. The sales were made through a private placement that was exempt from registration under the Securities Act of 1933. Each unit consisted of 29,412 Series A shares and warrants to purchase 22,059 shares of common stock exercisable for the purchase of one share of common stock at $2.20 per share through March 22, 2003 and, accordingly, the Company issued 113,722 Series A shares and warrants to purchase a total of 85,303 shares of common stock. The Company received proceeds of $152,233, net of commissions and other offering expenses of $41,094

     In connection with the private placements of units in December 1997 and March and April 1998, the Company also issued warrants to purchase 672,500 shares of common stock at $2.20 per share exercisable through December 31, 2002 as an additional fee for the services of the placement agent.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 10- Stockholders' deficiency (concluded):

     As a result of the transactions described above, the Company issued a total of 2,658,525 Series A shares and 3,555,867 common shares during the period from its inception on January 30, 1997 through December 31, 1998, all of which remained outstanding as of December 31, 1998. There were 2,658,525 common shares reserved for issuance upon the conversion of Series A shares as of December 31, 1998. The number of common shares reserved for issuance upon the exercise of warrants as of December 31, 1998 and their exercise prices and expiration dates are summarized below:

                       Shares Subject
                          to Warrants                           Exercise Price                    Expiration Date
                          -----------                           --------------                    ---------------

                               936,375                              $1.10                   August 14, 2002
                             1,861,689                               2.20                   December 29, 2002
                               672,500                               2.20                   December 31, 2002
                                85,303                               2.20                   March 22, 2003


Note 11- Stock options:

     During 1997, the Company adopted and the Board of Directors approved the 1997 Stock Incentive Plan (the "1997 Plan"). The 1997 Plan provides for grants of incentive stock options ("ISOs"), nonqualified stock options and/or stock appreciation rights to the Company's employees, directors, consultants and advisors to purchase up to 750,000 shares of the Company's common stock. The option price per share for ISOs granted under the 1997 Plan may not be less than the fair market value of a share of the Company's common stock on the date of grant, provided that the exercise price of any ISO granted to an employee owning more than 10% of the outstanding common shares of the Company may not be less than 110% of the fair market value of the shares on the date of grant. Options vest and are exercisable over periods determined by the Board of Directors provided that no option may be exercisable more than ten years from the date of grant.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 11- Stock options (continued):

     A summary of the status of the Company's shares subject to and/or reserved for issuance upon the exercise of incentive and nonqualified stock options as of December 31, 1998 and 1997 and the changes in stock options outstanding during the years then ended is presented below:

                                                                            1998                   1997
                                                                            ----                   ----
                                                                                Weighted                 Weighted
                                                                     Shares     Average      Shares      Average
                                                                       or       Exercise       or        Exercise
                                                                      Price      Price       Price         Price
                                                                      -----      -----       -----         -----

                    Outstanding, at beginning of year                 673,628    $1.03
                    Granted                                           300,000     2.20       673,628      $1.03
                                                                      -------                -------

                    Outstanding, at end of year                       973,628    $1.39       673,628      $1.03
                                                                      =======    =====       =======      =====

                    Options exercisable, at end of
                        year                                          594,594                524,328
                                                                      =======                =======
                    Options available for grant, at
                        end of year                                   340,706                640,706
                                                                      =======                =======

                    Weighted average fair value of
                        options granted during the year                 $1.64                   $.75
                                                                        =====                   ====

     Options to purchase 385,628 shares granted during 1998 and 1997 vested as of the date of issuance and the remainder will vest at various rates over periods ranging from three to five years.

     Options to purchase 415,628 shares were granted to consultants and other nonemployees during 1997 at exercise prices ranging from $.001 to $1.36 per share. The Company valued the options at $60,000 based on their estimated fair value determined by using methods required by SFAS 123. Accordingly, the Company charged operating expenses and increased additional paid-in capital by the $60,000 value attributed to the options.

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS


  Note 11- Stock options (concluded):

     The following table summarizes information about stock options outstanding at December 31, 1998, all of which were at fixed prices:

                                      Options Outstanding                     Options Exercisable
                                      -------------------                     -------------------
                                                         Weighted
                                                          Average
                                                         Years of         Weighted                          Weighted
                                                         Remaining         Average                           Average
                         Exercise          Number      Contractual        Exercise            Number        Exercise
                          Prices        Outstanding         Life            Price           Exercisable       Price
                          ------        -----------         ----            -----           -----------       -----

                          $0.001            188,294          7.59          $0.001             133,594        $0.001
                            1.10             74,000           8.5            1.10              24,666          1.10
                            1.36            350,334          3.08            1.36             350,334          1.36
                            2.20            361,000          8.45            2.20              86,000          2.20
                                            -------                                          --------

                      $.001-$2.20           973,628          63.6          $ 1.39             594,594        $ 1.39
                      ===========           =======          ====          ======             =======        ======

     Since the Company has elected to continue to use the provisions of APB 25 in accounting for stock options granted to employees and the exercise price of all of the options granted to employees has been equal to or greater than the fair market value at the date of grant, no earned or unearned compensation cost was recognized in the accompanying 1998 and 1997 financial statements for options granted to employees. The pro forma amounts computed as if the Company had elected to recognize compensation cost for options granted to employees based on the estimated fair value of the options at the date of grant, computed as described below, and the related historical amounts reported in the accompanying statements of operations follow:

                                                                                            1998                1997
                                                                                            ----                ----

                    Net loss - as reported                                              $(2,365,382)        $(2,020,695)
                                                                                        ===========         ===========
                    Net loss - pro forma                                                $(2,544,593)        $(2,035,823)
                                                                                        ===========         ===========
                    Basic loss per share - as reported                                    $(.79)                $(.67)
                                                                                          =====                 =====
                    Basic loss per share - pro forma                                      $(.85)                $(.68)
                                                                                          =====                 =====

     The fair value of each option granted was estimated as of the date of grant using the "minimum value model" described in SFAS 123 with the following weighted-average assumptions used for 1998 and 1997:

                                                                                            1998             1997
                                                                                            ----             ----
                    Expected volatility                                                      0%                0%
                    Risk-free interest rate                                               5.85%             5.85%
                    Expected years of option life                                          5.0               5.0
                    Expected dividends                                                       0%                0%

                                 LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS


Note 12- Other subsequent events:

     Additional borrowings:

     In January 1999, the Company issued senior subordinated secured promissory notes in the principal amount of $1,000,000 through a private placement that was exempt from registration under the Securities Act of 1933 and received net proceeds of $400,000. The notes will be payable on the earlier of December 31, 1999 or the date, if any, on which there is a change in the control of the Company. The discount on the notes of $600,000 (60%) will be amortized to expense over the period from the date of issuance to December 31, 1999. The notes are secured by all of the Company's assets. The rights to payments and the interests in the pledged assets are subordinated to the rights of InterEquity.

     Shares issued in connection with extensions of loan payments:

     During the period January 1, 1999 through July 1999, the Company deferred the seven principal payments totaling $106,570 due on the note payable to InterEquity by issuing 159,855 shares of its common stock (see Note 6).

     Planned recapitalization and merger:

     As explained in Note 2, the Company signed a nonbinding letter of intent on June 11, 1999 related to a proposed plan for the consummation of a series of transactions whereby, in effect, the Company would merge with BCAM and the combined companies would be recapitalized. Pursuant to the plan, BCAM would spin-off the software, technology and consulting business which comprises all of its operations and, accordingly, it would become a nonoperating, publicly held "shell company" immediately prior to the consummation of the plan. The Company's stockholders would receive shares of preferred and common stock of BCAM in exchange for all of the shares of preferred and common stock of the Company outstanding immediately prior to the consummation of the plan. The Company would then become a wholly-owned subsidiary of BCAM, its operations would comprise the only operations of the combined companies and its stockholders would own approximately 80% of the voting stock of the combined companies. Therefore, if the merger is consummated, it will be treated as a "purchase business combination" and a "reverse acquisition" for accounting purposes in which BCAM would be the legal acquirer and the Company would be the accounting acquirer. As a result, the assets and liabilities of the Company would continue to be recorded at their historical carrying values, and the historical financial statements of the merged companies before and after the effective date of the Merger would be those of the Company, the accounting acquirer.

     The consummation of the plan is subject to numerous conditions including, among other things, requirements for the Company to obtain agreements whereby (i) the 10% note and the noninterest bearing loans payable to one of the Company's stockholders described in Note 6, the senior subordinated secured promissory notes issued through the private placement in January 1999 described above, the accrued interest on those notes and loans and certain accounts payable would be converted into shares of the Company's common stock and (ii) it would receive approximately $750,000 in cash from new financing through the private placement of shares of common stock.

                                LUNGCHECK INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 12-    Other    subsequent    events    (concluded):

     Planned recapitalization and merger (concluded):

     Management of the Company believes that if proposed transactions are completed as planned, the combined companies would have working capital of approximately $220,000 and total stockholder's equity of approximately $280,000 as of the date of consummation.



                                     * * *
                                      F-24

EXHIBIT 2


                               AGREEMENT AND PLAN
                                       OF
                                     MERGER
                                      among
                            BCAM INTERNATIONAL, INC.,
                             LUNGCHECK HEALTH, INC.
                                       and
                                 LUNGCHECK, INC.
                         Dated as of September 15, 1999


                          AGREEMENT AND PLAN OF MERGER

         Agreement and Plan of Merger, dated as of September 15, 1999, among BCAM INTERNATIONAL, INC., a New York corporation ("BCAM"), LUNGCHECK HEALTH, INC., a Delaware corporation and a wholly-owned subsidiary of BCAM ("LungCheck Health"), and LUNGCHECK, INC., a Delaware corporation ("LungCheck") (collectively, the "Corporations").

                             PRELIMINARY STATEMENTS

         Pursuant to the provisions and subject to the conditions hereof and the Plan of Merger attached hereto as Exhibit "A" (the "Plan of Merger"), LungCheck will be merged with and into LungCheck Health (the "Merger"). The terms of the Plan of Merger provide that each outstanding share of (i) LungCheck common stock, par value $.001 per share ("LungCheck Common Stock") will be converted into 0.0032958 share of BCAM Series B convertible preferred stock, par value $.01 per share ("BCAM Series B Preferred Stock") and (ii) LungCheck preferred stock, par value $.001 per share ("LungCheck Preferred Stock") will be converted into 0.098884 share of BCAM Series A Convertible Preferred Stock, par value $.01 per share (the "BCAM Series A Preferred Stock"). The certificate of designation of the BCAM Series A Preferred Stock and BCAM Series B Preferred Stock is annexed hereto as Exhibit B. The parties hereto desire to enter into this Agreement and Plan of Merger for the purpose of setting forth certain representations, warranties, covenants and further agreements with respect to the Merger.

         In consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, covenants and agreements contained in it, each of the Corporations represent, warrant and agree as follows:


                                    ARTICLE I

                                   The Merger

         Subject to the termination provisions contained herein, as soon as practicable after the fulfillment of all conditions contained herein (other than such conditions as shall have been waived), the Certificate of Merger (the "Certificate of Merger") shall be filed with the Secretary of State of Delaware and the Merger shall become effective in accordance with the terms of the Plan of Merger. The time and date of such filing is sometimes hereinafter referred to as the "Effective Time of Merger", the "Closing" or the "Closing Date."


                                   ARTICLE II

                   Representations and Warranties of LungCheck

         LungCheck hereby represents and warrants to BCAM and LungCheck Health as follows:

         2.1 No Misstatements. The representations of LungCheck and information supplied by LungCheck contained in this Agreement, the Exhibits attached to it and the documents incorporated into it by reference do not contain any untrue statement of a material fact or omit to state any fact necessary to make such representations or information not materially misleading.

         2.2 Validity of Actions. It is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the authority to carry on its business as currently conducted, and is qualified to do business in all jurisdictions in which such qualification is necessary. It has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement and each of the documents provided for in it to be delivered as part of this transaction, have been duly executed and have or will be delivered pursuant to all appropriate corporate authorization on its behalf and is, or will be, its legal, valid and binding obligation and is enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement or creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity. The execution and delivery of this Agreement, and each of the documents to be executed and delivered by it pursuant to its terms, and the consummation of the transactions contemplated by them will not violate any provision of its Certificate of Incorporation, and all amendments thereto, or Bylaws or, violate, conflict with or result in any breach of any of the terms, provisions of or conditions of, or constitute a default or cause acceleration of any indebtedness under, any indenture, agreement or instrument to which it is a party or by which it or its assets may be bound, or, upon filing the Plan of Merger with the appropriate governmental instrumentality, cause a breach of any applicable law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality. The Certificate of Incorporation and Bylaws of LungCheck, as presently in effect, are attached to as Schedule 2.2 to the Disclosure Schedule delivered to BCAM and LungCheck Health simultaneously with the execution and delivery of this Agreement (the "LungCheck Disclosure Schedule").

         2.3 Capitalization. The authorized capital stock of LungCheck consists of (i) 35,000,000 shares of LungCheck Common Stock of which as of the date of this Agreement, there were 22,285,990 shares issued and outstanding and no shares were held in the treasury of LungCheck; and (ii) 10,000,000 shares of LungCheck Preferred Stock, par value $.001 per share, of which as of the date of this Agreement, there were 2,658,781 issued and outstanding and no shares were held in the treasury of LungCheck. All outstanding shares of LungCheck Common Stock have been validly issued by LungCheck and are fully paid and nonassessable. Except for the LungCheck warrants and options listed on Schedule
2.3 of the LungCheck Disclosure Schedule, there are no subscriptions, options, warrants, calls, rights, contracts, convertible securities, commitments, understandings or arrangements relating to the issuance, sale or transfer by LungCheck of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

         2.4      LungCheck's Financial Statements

                  (a) Attached as Schedule 2.4(a)(1) to the LungCheck Disclosure
Schedule is LungCheck's unaudited balance sheet at June 30, 1999, and statements of income and expense and cash flows for the two years then ending and the notes thereto ("LungCheck's Unaudited Financial Statements"). Attached as Schedule 2.4(a)(2) to the Disclosure Schedule is LungCheck's unaudited balance sheet at March 31, 1999 (LungCheck's Most Recent Balance Sheet") and statements of income and expense and cash flow for the period then ending ("Most Recent Unaudited
Financial   Statements").   LungCheck's  Unaudited  and  Most  Recent  Unaudited
Financial   Statements   are   collectively   called  the  "Seller's   Financial
Statements."

                  (b) LungCheck's Financial Statements: (i) accurately represent the transactions appearing on the books and records of LungCheck, and (ii) accurately present LungCheck's financial condition and its results of operations at the times and for the periods presented, including normal adjustments consistent with year end adjustments to properly reflect accruals through the end of the period; provided, however, that LungCheck's Unaudited Financial Statements do not contain footnotes and the related disclosures. LungCheck's Unaudited Financial Statements and Most Recent Balance Sheet have been prepared on the accrual basis in accordance with generally accepted accounting principles consistently applied ("GAAP"), except as otherwise disclosed in them.

                  (c) There have been no material adverse changes in the financial condition or in the operations, properties or assets of LungCheck since the date of LungCheck's Most Recent Balance Sheets.

                  (d) LungCheck's Unaudited Financial Statements are in form and substance ready and appropriate for review by LungCheck's independent public accountants in order that such accountants may deliver an unqualified audit opinion (which contains a going concern exception) thereon on or prior to the closing (the "LungCheck Audit Opinion").

         2.5 Liabilities of LungCheck. LungCheck has no liabilities, contingent or otherwise, including, without limitation, liabilities for state or Federal income, withholding, sales, or other taxes, except to the extent reflected, reserved against, or provided for, in LungCheck's Most Recent Unaudited Financial Statements, except for taxes, trade payables and other obligations incurred after the date of LungCheck's Most Recent Unaudited Financial Statements in amounts consistent in all material respects, with those incurred in prior periods in the ordinary course of business or as disclosed on Schedule 2.5.

         2.6 Assets of LungCheck. Except for the liens and encumbrances set forth in Schedule 2.6 of the LungCheck Disclosure Schedule, LungCheck has good title to all of its assets. All of its assets are owned free and clear of any adverse claims, security interests, or other encumbrances or restrictions, and liens for current taxes not yet due and payable, landlords' liens as provided for in the relevant leases or by applicable law, or liens or similar security interests granted as part of personal property financing agreements made in the ordinary course of business and which in the aggregate are not material.

         2.7      Facility and Facility Operations.

                  (a) Included as Schedule 2.7 of the LungCheck Disclosure Schedule are copies of all real estate leases (the "Facility Leases") relating to LungCheck's facilities (the "Facilities"). LungCheck's operations are conducted solely at the Facilities and all of the tangible assets used in connection with such operations are located at the Facilities. All of the improvements located at the Facilities are in good operating condition and repair, subject only to ordinary wear and tear. There is no pending or, to the knowledge of LungCheck, threatened condemnation proceeding with respect to the Facilities.

                  (b) Except for environmental law compliance (which is addressed in Section 2.7(c) below) as to which no representation or warranty is made in this Section 2.7(b), all activities at, and the physical condition of, the Facilities are in compliance with all legal and regulatory requirements applicable to the Seller, the conduct of its business, and the use of each Facility, and LungCheck has not received any notice to the contrary. LungCheck has paid for and obtained all licenses, permits, and other authorizations material to the conduct of its business at the Facilities (the "Permits"). All Permits currently in effect and pertaining to the Facilities or LungCheck's activities at the Facilities are listed on Schedule 2.7(c) of the Disclosure Schedule. The representations contained in this subsection 3 shall not apply to incidental instances of non-compliance occurring in the ordinary course of business without the actual knowledge of LungCheck, which are immaterial to its operations and capable of being cured without significantly disrupting its operations.

                  (c) To the best of the knowledge of LungCheck, there are no Hazardous Substances1 in, on or under the Facilities except for those which are used by LungCheck in compliance, in all material respects, with applicable law, and LungCheck is not now engaged in any litigation, proceedings or investigations, nor knows of any pending or threatened litigation, proceedings or investigations regarding the presence of Hazardous Substances in, on or under the Facilities. To the best of the LungCheck's knowledge, LungCheck has not violated any law, statute, rule or regulation relating to the use, handling, storage or disposition of any Hazardous Substance.

--------
1 The term "Hazardous Substance" shall include without limitation:

                  (i)  Those  substances  included  within  the  definitions  of
         "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials
         Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws;

                  (ii) Those substances defined as "hazardous wastes" in any Arizona Statute and in the regulations promulgated pursuant to any Arizona Statute;

                  (iii) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

                  (iv) Such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state, or local laws or regulations; and

                  (v) Any material,  waste or substance  which is (A) petroleum,
         (B) asbestos, (C) polychlorinated biphenyl, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. ss.ss.1251 et seq. or listed pursuant to Section 307 of the Clean Water Act, (E) flammable explosive, or (F) radioactive materials.
---------

         2.8 Equipment Leases and Financing Agreements. All of the leases and financing agreements to which LungCheck is a party are described in Schedule 2.8 (the "Financing and Related Agreements"). Copies of the Financing and Related Agreements are attached to such Schedule or have been provided to BCAM. Except as reflected in such LungCheck Disclosure Schedule, there have been no modifications to any of the Financing and Related Agreements; LungCheck, or any other party, is not in default in any material respect with respect to them; and none of the interests of LungCheck in any of them is subject to any restriction except as stated in the applicable document or as provided by applicable law.

         2.9 Compliance with State and Federal Statutory Requirements. Attached as Schedule 2.9 is a list of all Federal, state or other licenses, permits and approvals, including, without limitation, all certifications granted to LungCheck with respect to the conduct of its business (the "Certifications"), and the governmental body or agency or other entity granting such Certification. Copies of all such Certifications are attached to Schedule 2.9 of the LungCheck Disclosure Schedule .

                  (a) Except for the Certifications, no license or approval is material to the conduct of LungCheck's business operations as it is now being operated. LungCheck has received no notice that any other license or approval other than the Certifications is necessary for its continued operation or that any of the Certifications will not be renewed.

                  (b) LungCheck is not aware of any investigation or review, or any review of any of its Certifications whether by a party to any relevant agreement, the issuer of such Certifications or otherwise except as described in
Schedule 2.9(b) to the LungCheck Disclosure Schedule .

                  (c) The transactions contemplated hereby will not cause any of the Certifications to be modified, limited or terminated.

         2.10  Trademarks,  etc.  Schedule  2.10  to  the  LungCheck  Disclosure
Schedule is a list of all tradenames, trademarks, service marks, copyrights, patents, trade secrets, other intellectual property and the registrations for them owned or used by LungCheck in connection with its operations. To the best knowledge of LungCheck, it has not infringed and is not now infringing, any trademark, tradename, service mark, copyright, patents, trade secrets, or other intellectual property belonging to any other person in connection with its business operations. Except as set forth on such Schedule, LungCheck is not a party to any license, agreement or arrangement, whether as licensor, licensee or otherwise, with respect to any trademark, tradename, service mark, copyright, patents, trade secrets, other intellectual property used by LungCheck in connection with the operation of its business operations. To LungCheck's best knowledge, LungCheck's operations may be conducted without license by others for the use of any tradename, trademark, service mark, copyright, patents, trade secrets, other intellectual property.

         2.11 Material Contracts. Attached as Schedule 2.11 to the LungCheck Disclosure Schedule is a (i) a schedule identifying all material contracts relating to LungCheck's operations (the "Contracts"); (ii) a summary of all material provisions of the Contracts that are oral and not reduced to written documents; and (iii) a copy of all written Contracts. Except as disclosed in such Schedule: (i) all of the Contracts remain unmodified and in full force and effect, and (ii) LungCheck, nor any other party, is not in default of any material nature (nor, to the best knowledge of LungCheck, does any state of facts exist which, with the giving of notice, the passing of time, or otherwise, would constitute a default by LungCheck, or any other party) with respect to any of the Contracts.

         2.12 Maintenance and Employment Agreements. Attached to the LungCheck Disclosure Schedule as Schedule 2.12 is (i) a schedule of all written agreements between the LungCheck and independent contractors, employees and agents who are employed or engaged in the management or operation of LungCheck or the Facilities; (ii) the names of all parties entitled to payments from LungCheck under any such agreements or arrangements; (iii) the amounts payable by LungCheck under the terms of all such agreements and arrangements, including without limitation, the terms of employment and compensation, including vacation and other employee benefit provisions and the cost of all employee benefits and payroll taxes; and (iv) a copy of all written contracts for such services. There are no material oral agreements in effect for any such services. Except as disclosed on such Schedule: (x) there are no written agreements between any of such contractors, employees or agents and LungCheck; (y) there is no party entitled to compensation or remuneration for any such services arising from LungCheck's business operations after the Closing; and (z) LungCheck's agreements and arrangements providing for the services described on such Schedule may be terminated by LungCheck at any time, with or without cause, and without any obligation to pay any of said parties any amounts whatsoever except as may be required by law (including, without limitation, severance pay or accrued vacation pay or other benefits).

         2.13 Employee Benefit Plans. LungCheck maintains employee benefit plans as listed on Schedule 2.13 to the LungCheck Disclosure Schedule (the "Employee Benefit Plans") with respect to employees involved in its business operations. Copies of such plans have been previously delivered to BCAM. Except as listed on such Schedule, LungCheck does not maintain any profit sharing, pension or other employee benefit plan related to LungCheck's operations. LungCheck has no unfunded obligations pursuant to any insurance, retirement, pension, profit sharing or deferred compensation plan or program relating to LungCheck's operations.

         2.14 Labor. There is no existing labor dispute affecting the operations of LungCheck. None of LungCheck's employees involved in its business operations are covered by any union or collective bargaining agreement.

         2.15 Insurance. A schedule of all of the policies of insurance maintained by LungCheck in connection with its business operations of is attached as Schedule 2.15 to the LungCheck Disclosure Schedule . The insurance coverage provided by such policies complies in all material respects, with all agreements to which LungCheck is a party, and applicable legal requirements to which it is subject. All such policies are currently in effect.

         2.16 Taxes. LungCheck has filed all Federal, state and local tax returns which it is required to file and has no outstanding liability for any Federal, state or local taxes or interest or penalties thereon, whether disputed or not, except taxes not yet payable which have been provided for in accordance with GAAP and are disclosed in LungCheck's Most Recent Balance Sheet or have subsequently accrued in the normal course of business.

         2.17 Actions Pending. Except as disclosed in Schedule 2.17 to the LungCheck Disclosure Memorandum: (i) there are no actions, suits, proceedings or claims pending or (to LungCheck's knowledge) threatened against LungCheck; (ii) LungCheck is not the subject of any pending or threatened investigation relating to any aspect of LungCheck's business operations, by any Federal, state or local governmental agency or authority; (iii) LungCheck is not and has not been (to LungCheck's knowledge) the subject of any formal or informal complaint, investigation or inspection under the Equal Employment Opportunity Act or the Occupational Safety and Health Act (or their state or local counterparts) or by any other Federal, state or local authority.

         2.18 No Guaranties. None of LungCheck's obligations or liabilities is guaranteed by any other person, firm or corporation, nor has LungCheck guaranteed the obligations or liabilities of any other person, firm or corporation.

         2.19 Bank Accounts and Deposit Boxes. Attached to the LungCheck Disclosure Schedule as Schedule 2.19 are the names and addresses of all banks or financial institutions in which LungCheck has an account, deposit or safety deposit box with the names of all persons authorized to draw on these accounts or deposits or to have access to the boxes, and an indication of which accounts or deposits or boxes contain, in each case to the extent such accounts are used in connection with its business operations.

         2.20 Records. The books of account of LungCheck are complete and correct in all material respects, and there have been no transactions which properly should have been set forth therein which have not been accurately so set forth.

         2.21 No Appraisal Rights. No stockholder of LungCheck has, as of the date hereof, any right to seek appraisal for the value of its shares under the Delaware General Corporation Law, relating to the merge, nor will such rights arise after the date hereof.


                                   ARTICLE III

           Representations and Warranties of BCAM International, Inc.

     BCAM International, Inc. hereby represents and warrants to LungCheck as follows:

         3.1 No Misstatements. The representations of BCAM and information supplied by BCAM contained in this Agreement, the Exhibits attached to it and the documents incorporated into it by reference do not contain any untrue statement of a material fact or omit to state any fact necessary to make such representations or information not materially misleading.

         3.2 Validity of Actions. It is duly organized, validly existing and in good standing under the laws of the State of New York and has the authority to carry on its business as currently conducted, and is qualified to do business in all jurisdictions in which such qualification is necessary. It has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement and each of the documents provided for in it to be delivered as part of this transaction, have been duly executed and have or will be delivered pursuant to all appropriate corporate authorization on its behalf and is, or will be, its legal, valid and binding obligation and is enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, merger, moratorium or similar laws affecting the enforcement or creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity. The execution and delivery of this Agreement, and each of the documents to be executed and delivered by it pursuant to its terms, and the consummation of the transactions contemplated by them will not violate any provision of its Certificate of Incorporation, and all amendments thereto, or Bylaws or, violate, conflict with or result in any breach of any of the terms, provisions of or conditions of, or constitute a default or cause acceleration of any indebtedness under, any indenture, agreement or instrument to which it is a party or by which it or its assets may be bound, or, upon filing the Plan of Merger with the appropriate governmental instrumentality, cause a breach of any applicable law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality. The Certificate of Incorporation and Bylaws of BCAM, as presently in effect, are attached as Schedule 3.2 to the Disclosure Memorandum delivered to BCAM and LungCheck Health simultaneously with the execution and delivery of this Agreement (the "BCAM Disclosure Schedule").

         3.3 Capitalization. The authorized capital stock of BCAM consists of 65,000,000 common shares, 38,904,975 of which are outstanding, and 2,000,000 preferred shares of which 262,844.299 shares of BCAM Series A Preferred Stock and 79,891.425 shares of BCAM Series B Preferred Stock have been issued to LungCheck Health and no shares were held in the treasury of BCAM. All outstanding shares of BCAM Common Stock have been validly issued by BCAM and are fully paid and nonassessable. Except for the BCAM warrants, listed on Schedule
3.3 of the BCAM Disclosure Schedule, there are no subscriptions, options, warrants, calls, rights, contracts, commitments, understandings or arrangements relating to the issuance, sale or transfer by BCAM of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

         3.4      BCAM's Financial Statements

                  (a) Attached as Schedule 3.4(a)(1) to the BCAM Disclosure Schedule are BCAM's audited balance sheets at December 31, 1997 and December 31, 1998, and statements of income and expense and cash flows for the years then ending ("BCAM's Audited Financial Statements"). Attached as Schedule 3.4(a)(2) is BCAM's unaudited balance sheet at June 30, 1999 (BCAM's Most Recent Balance Sheet") and statements of income and expense and cash flow for the period then ending (collectively, "BCAM's Most Recent Financial Statements"). BCAM's Audited Financial Statements have been examined by a certified public accountant and accompanied by a certificate of such accountant describing the scope of such review. BCAM's Audited and Most Recent Unaudited Financial Statements are collectively called BCAM's Financial Statements."

                  (b) BCAM's Financial Statements: (i) accurately represent the transactions appearing on the books and records of BCAM, and (ii) accurately present in all material respects BCAM's financial condition and its results of operations at the times and for the periods presented, including normal adjustments consistent with year end adjustments to properly reflect accruals through the end of the period; provided, however, that BCAM's Most Recent Financial Statements do not contain footnotes and the related disclosures. BCAM's Most Recent Financial Statements have been prepared on the accrual basis in accordance with generally accepted accounting principles consistently applied ("GAAP"), except as otherwise disclosed in the reports accompanying them or in the notes attached to them.

                  (c) There have been no material adverse changes in the financial condition or in the operations, properties or assets of BCAM since the date of BCAM's Most Recent Balance Sheets.

         3.5 Liabilities of BCAM. BCAM has no liabilities, contingent or otherwise, including, without limitation, liabilities for state or Federal income, withholding, sales, or other taxes, except to the extent reflected, reserved against, or provided for, in BCAM's Most Recent Balance Sheet, except for taxes, trade payables and other obligations incurred after the date of BCAM's Most Recent Balance Sheet in amounts consistent in all material respects, with those incurred in prior periods in the ordinary course of business.

         3.6 Assets of BCAM.  Except for the liens and encumbrances set forth in
Schedule 3.6 of the BCAM Disclosure Schedule, BCAM has good title to all of its assets. All of its assets are owned free and clear of any adverse claims, security interests, or other encumbrances or restrictions, and liens for current taxes not yet due and payable, landlords' liens as provided for in the relevant leases or by applicable law, or liens or similar security interests granted as part of personal property financing agreements made in the ordinary course of business and which in the aggregate are not material. BCAM will, prior to closing, transfer all of its technology assets to a wholly-owned subsidiary, and distribute all of its interest in such subsidiary to its then stockholders.

         3.7      Facility and Facility Operations.

                  (a) Included as Schedule 3.7 to the BCAM Disclosure Schedule are copies of the real estate leases (the "BCAM Facility Leases") relating to BCAM's facilities (the "BCAM Facilities"). BCAM's operations are conducted solely at the BCAM Facilities and all of the tangible assets used in connection with such operations are located at the BCAM Facilities. To the best of BCAM's knowledge and belief, all of the improvements located at the BCAM Facilities are in good operating condition and repair, subject only to ordinary wear and tear. There is no pending or, to the knowledge of BCAM, threatened condemnation proceeding with respect to the BCAM Facilities.

                  (b) Except for environmental law compliance (which is addressed in Section 3(c) below) as to which no representation or warranty is made in this Section 3(b), all activities at, and the physical condition of, the BCAM Facilities are in compliance with all legal and regulatory requirements applicable to the Seller, the conduct of its business, and the use of each BCAM Facility, and BCAM has not received any actual notice to the contrary. BCAM has paid for and obtained all licenses, permits, and other authorizations material to the conduct of its business at the Facilities (the "Permits"). All Permits currently in effect and pertaining to the BCAM Facilities or BCAM's activities at the BCAM Facilities are listed on Schedule 3.9 of the BCAM Disclosure Schedule. The representations contained in this subsection 3 shall not apply to incidental instances of non-compliance occurring in the ordinary course of business without the actual knowledge of BCAM, which are immaterial to its operations and capable of being cured without significantly disrupting its operations.

                  (c) To the best of the knowledge of BCAM, there are no Hazardous Substances in, on or under the BCAM Facilities except for those which are used by BCAM in compliance, in all material respects, with applicable law, and BCAM is not now engaged in any litigation, proceedings or investigations, nor knows of any pending or threatened litigation, proceedings or investigations regarding the presence of Hazardous Substances in, on or under the BCAM Facilities. To the best of BCAM's knowledge, BCAM has not violated any law, statute, rule or regulation relating to the use, handling, storage or disposition of any Hazardous Substance.

         3.8 Equipment Leases and Financing Agreements. All of the leases and financing agreements to which BCAM is a party and which relate to the operations of BCAM are described in Schedule 3.8 of the BCAM Disclosure Schedule (the "Financing and Related Agreements"). Copies of the Financing and Related Agreements are attached to such Schedule or have been provided to BCAM. Except as reflected in such BCAM Disclosure Schedule, there have been no modifications to any of the Financing and Related Agreements; BCAM is not in default in any material respect with respect to them; and none of the interests of BCAM in any of them is subject to any restriction except as stated in the applicable document or as provided by applicable law.

         3.9 Compliance with State and Federal Statutory Requirements. Attached as Schedule 3.9 to the BCAM Disclosure Schedule is a list of all Federal, state or other licenses, permits and approvals, including, without limitation, all certifications granted to BCAM with respect to the conduct of its business (the "Certifications"), and the governmental body or agency or other entity granting such Certification. Copies of all such Certifications are attached to Schedule
3.9 to the BCAM Disclosure Schedule.

                  (a) Except for the Certifications, no license or approval is material to the conduct of BCAM's business operations as it is now being operated. BCAM has received no notice that any other license or approval other than the Certifications is necessary for its continued operation or that any of the Certifications will not be renewed.

                  (b) BCAM is not aware of any investigation or review, or any review of any of its Certifications whether by a party to any relevant agreement, the issuer of such Certifications or otherwise except as described in
Schedule 3.9(b) to the BCAM Disclosure Schedule.

         3.10  Trademarks,  etc.  Attached  to the BCAM  Disclosure  Schedule as
Schedule 3(a) is a list of all tradenames, trademarks, service marks, copyrights, patents, trade secrets and other intellectual property and the registrations for them owned or used by BCAM in connection with its operations. To the best knowledge of BCAM, it has not infringed and is not now infringing, any trademark, tradename, service mark, copyright, patents, trade secrets or other intellectual property belonging to any other person in connection with its business operations. Except as set forth on such Schedule, BCAM is a party to any license, agreement or arrangement, whether as licensor, licensee or otherwise, with respect to any trademark, tradename, service mark, copyright patents, trade secrets or other intellectual property used by BCAM in connection with the operation of its business operations. To BCAM's best knowledge, BCAM's operations may be conducted without license by others for the use of any tradename, trademark, service mark, copyright, patents, trade secrets or other intellectual property.

         3.11  Material  Contracts.  Attached  as  Schedule  3.10  to  the  BCAM
Disclosure Schedule is a (i) a schedule identifying all material contracts relating to BCAM's operations not otherwise specifically identified in the other Schedules to the BCAM Disclosure Schedule (the "Contracts"); (ii) a summary of all material provisions of the Contracts that are oral and not reduced to written documents; and (iii) a copy of all written Contracts. Except as disclosed in such Schedule: (i) all of the Contracts remain unmodified and in full force and effect, and (ii) BCAM, nor any other party, is not in default of any material nature (nor, to the best knowledge of BCAM, does any state of facts exist which, with the giving of notice, the passing of time, or otherwise, would constitute a default by BCAM, or any other party) with respect to any of the Contracts.

         3.12 Maintenance and Employment Agreements. Attached to the BCAM Disclosure Schedule as Schedule 3.12 is (i) a schedule of all written agreements between the BCAM and independent contractors, employees and agents who are employed or engaged in the management or operation of BCAM or the Facilities, including all non-competition, non-disclosure and ownership of intellectual property agreements; (ii) the names of all parties entitled to payments from BCAM under any such agreements or arrangements; (iii) the amounts payable by BCAM under the terms of all such agreements and arrangements, including without limitation, the terms of employment and compensation, including vacation and other employee benefit provisions and the cost of all employee benefits and payroll taxes; and (iv) a copy of all written contracts for such services. There are no material oral agreements in effect for any such services. Except as disclosed on such Schedule: (x) there are no written agreements between any of such contractors, employees or agents and BCAM; (y) there is no party entitled to compensation or remuneration for any such services arising from BCAM's business operations after the Closing; and (z) BCAM's agreements and arrangements providing for the services described on such Schedule may be terminated by BCAM at any time, with or without cause, and without any obligation to pay any of said parties any amounts whatsoever except as may be required by law (including, without limitation, severance pay or accrued vacation pay or other benefits).

         3.13 Employee Benefit Plans. BCAM maintains employee benefit plans as listed on Schedule 3.13 of the BCAM Disclosure Schedule (the "Employee Benefit Plans") with respect to employees involved in its business operations. Copies of such plans have been previously delivered to LungCheck. Except as listed on such Schedule, BCAM does not maintain any profit sharing, pension or other employee benefit plan related to BCAM's operations. BCAM has no unfunded obligations pursuant to any insurance, retirement, pension, profit sharing or deferred compensation plan or program relating to BCAM's operations.

         3.14 Labor. There is no existing labor dispute affecting the operations of BCAM. None of BCAM's employees involved in its business operations are covered by any union or collective bargaining agreement.

         3.15 Insurance. A schedule of all of the policies of insurance maintained by BCAM in connection with its business operations of is attached as
Schedule 3.15 to the BCAM Disclosure Schedule. The insurance coverage provided by such policies complies in all material respects, with all agreements to which BCAM is a party, and applicable legal requirements to which it is subject. All such policies are currently in effect.

         3.16 Taxes. BCAM has filed all Federal, state and local tax returns which it is required to file and (to the best of BCAM's knowledge) has no outstanding liability for any Federal, state or local taxes or interest or penalties thereon, whether disputed or not, except taxes not yet payable which have been provided for in accordance with GAAP and are disclosed in BCAM's Most Recent Balance Sheet or have subsequently accrued in the normal course of business.

         3.17 Actions Pending. Except as disclosed in Schedule 3.17 to the BCAM Disclosure Schedule: (i) there are no actions, suits, proceedings or claims pending or (to BCAM's knowledge) threatened against BCAM which, if determined adversely to BCAM , would (A) have a material adverse effect on BCAM's assets, or its business operations, or (B) prevent or delay the consummation of any of the transactions contemplated by this Agreement; (ii) BCAM is not the subject of any pending or threatened investigation relating to any aspect of BCAM's business operations, by any Federal, state or local governmental agency or authority; (iii) BCAM is not and has not been (to BCAM's knowledge) the subject of any formal or informal complaint, investigation or inspection under the Equal Employment Opportunity Act or the Occupational Safety and Health Act (or their state or local counterparts) or by any other Federal, state or local authority.

         3.18 No Guaranties. None of BCAM's obligations or liabilities is guaranteed by any other person, firm or corporation, nor has BCAM guaranteed the obligations or liabilities of any other person, firm or corporation.

         3.19 Bank Accounts and Deposit Boxes. Attached to the BCAM Disclosure Schedule as Schedule 3.19 are the names and addresses of all banks or financial institutions in which BCAM has an account, deposit or safety deposit box with the names of all persons authorized to draw on these accounts or deposits or to have access to the boxes, and an indication of which accounts or deposits or boxes contain, in each case to the extent such accounts are used in connection with its business operations.

         3.20 Records. The books of account of BCAM are complete and correct in all material respects, and there have been no transactions which properly should have been set forth therein which have not been accurately so set forth.

         3.21 SEC Filings. All registration statements, prospectuses, reports, proxy statements and other documents required to be filed by BCAM with the Securities and Exchange Commission, other than any filings required by Section 14 of the Securities Exchange Act of 1934, have been so filed including, without limitation, form 10-K and 10-Q for each of the last three reporting years (the "BCAM SEC Filings"). The BCAM SEC Filings did not at the time they were filed, and any other reports or proxy statements hereafter filed prior to the Closing Date will not at the time they are filed, contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.22 Subsidiaries. The BCAM Filings set forth the name of each subsidiary of BCAM and BCAM owns all of the outstanding capital stock of each BCAM subsidiary, free and clear of any pledge agreements, except as noted therein.

         3.23 Effect of Spin-Off. Prior to the effectiveness of the Merger, BCAM shall have transferred substantially all of its assets, including, but not limited to, trademarks, patents, patent applications and intellectual property, to ISTX, Inc., its subsidiary ("ISTX") and assigned its license and other technology agreements, to ISTX, and has distributed its ISTX common stock to the BCAM shareholders, so that BCAM will not own any of such assets upon the effectiveness of the Merger (the "Spinoff").


                                   ARTICLE IV

               Representations and Warranties of LungCheck Health

         LungCheck Health hereby represents and warrants to LungCheck as follows:

         4.1 Validity of Actions. It is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the authority to carry on its business as currently conducted, and is qualified to do business in all jurisdictions in which such qualification is necessary. It has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement and each of the documents provided for in it to be delivered as part of this transaction, have been duly executed and have or will be delivered pursuant to all appropriate corporate authorization on its behalf and is, or will be, its legal, valid and binding obligation and is enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement or creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity. The execution and delivery of this Agreement, and each of the documents to be executed and delivered by it pursuant to its terms, and the consummation of the transactions contemplated by them will not violate any provision of its Articles of Incorporation, and all amendments thereto, or Bylaws or, violate, conflict with or result in any breach of any of the terms, provisions of or conditions of, or constitute a default or cause acceleration of any indebtedness under, any indenture, agreement or instrument to which it is a party or by which it or its assets may be bound, or, upon filing the Plan of Merger with the appropriate governmental instrumentality, cause a breach of any applicable law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

         4.2      Capitalization.

                  The authorized capital stock of LungCheck Health consists of 100 shares of Common Stock, $0.01 par value per share, of which as of the date of this Agreement, there were 100 shares issued and outstanding and no shares were held in the treasury of LungCheck Health. All outstanding shares of LungCheck Health Common Stock have been validly issued by LungCheck Health and are fully paid, nonassessable and free of preemptive rights. There are no subscriptions, options, warrants, calls, rights, contracts, commitments, understandings or arrangements relating to the issuance, sale or transfer by LungCheck Health of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

         4.3 Actions Pending. There are no actions, suits, proceedings, investigations or claims pending or threatened against it which, if determined adversely to it would (A) have a material adverse effect on its operations, or
(B) prevent or delay the consummation of any of the transactions contemplated by this Agreement.


                                    ARTICLE V

                            Covenants of the Parties

         5.1 Confidentiality. Until the effective time the Merger or this Agreement is terminated, each of the parties will, and will cause its employees and agents, to hold in strict confidence, unless compelled to disclose by Judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all Confidential Information (as hereinafter defined) and will not disclose the same to any person. If this Agreement is terminated, BCAM will promptly return to LungCheck, and LungCheck will promptly return to BCAM all Confidential Information. For the purposes hereof, "Confidential Information" shall mean all information of any kind concerning BCAM or LungCheck, wherever obtained, except (i) information ascertainable or obtained from public or published information, (ii) received from a third party not under an obligation to keep such information confidential, (iii) which is or becomes known to the public (other than through a breach of this Agreement), (iv) which BCAM or LungCheck can demonstrate was in its possession prior to the disclosure thereof in connection with the Merger, or (v) which BCAM or LungCheck can demonstrate was independently developed by it. This paragraph shall survive termination of this Agreement.

         5.2 Conduct of Each of the Parties Prior to the Closing. Pending consummation of the Plan of Merger or prior to termination of this Agreement, each of the Parties to this Agreement agrees, without prior written consent of the other parties to this Agreement, given in a letter which specifically refers to this Section of the Agreement:

                  (a) not to (i) perform any act or omit to take any act that would make any of the representations made above, inaccurate in any material respect or materially misleading as of the Effective Date, or (ii) make any payment or distribution except for the payment of liabilities incurred in the ordinary course of business.

                  (b) to conduct its business in the ordinary and regular course, and keep its books of account, records and files in substantially the same manner as at present other than as provided for in the reorganizations of LungCheck and BCAM as described in Schedule 5.2 of the BCAM Disclosure Schedule.

         5.3 Notice. Pending the consummation of the transactions contemplated in this Agreement or prior to termination of this Agreement, each party agrees that it will promptly advise the others of the occurrence of any condition or event which would make any of its representations contained in this Agreement inaccurate, incorrect, or materially misleading.

         5.4 Access. Prior to the Closing, Each party shall afford to the other parties to this Agreement (and their respective officers, attorneys, accountants and other authorized representatives), upon reasonable notice, free and full access during usual business hours to its relevant offices, personnel, books and records and other data, financial or otherwise, so that each such party may have full opportunity to make such investigation as it shall desire of the assets and the business and operations of the other parties, provided that such investigation shall not unreasonably interfere with the operations of such parties. The scope of the investigation will include, but not be limited to, verification of the accounts, books and records of each party. Duly authorized representatives shall also be entitled to discuss with officers of each party, its counsel, employees and independent public accountants, all of its books, records and other corporate documents, contracts, pricing and service policies, commitments and future prospects. Representatives of each party will furnish to the other parties to this Agreement and such other persons, copies of all materials relating to the business affairs, operations, assets and liabilities of each party which may be reasonably requested from time to time and will cause representatives and employees of each party to assist in such investigation. All information obtained in connection with the transactions contemplated by this Agreement or in the course of their investigations, whether obtained before or after the date of this Agreement (the "Evaluation Material") shall be used only in connection with this Agreement and the subsequent operation of the combined entity and the other parties to this Agreement shall assure that all Evaluation Material will be otherwise kept strictly confidential by each of them and their respective representatives, as provided in Section 5.1 hereof.

         5.5 Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement and to perfect the conveyance and transfer of any property or rights to be conveyed or transferred or perfect the assumption of any liabilities assumed under the terms of this Agreement.

         5.6 Filing of Returns; Additional Information. Each party will file on a timely basis all tax returns, notices of sale and other documentation required by law in connection with the transactions provided for in this Agreement or otherwise required by law, regulation or pursuant to the terms of any agreement to which it is a party. Each party will supplement any previous filing made by it in accordance with legitimate requests made by applicable agencies or parties to the extent required by the relevant law, regulation or agreement.

         5.7 Compliance with Conditions to Closing. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, each of the parties to this Agreement will execute such documents and take such other actions as reasonably may be appropriate to fulfill the conditions to the Closing Date provided for in Article V of this Agreement.

         5.8 Further Assurances. Consistent with the terms and conditions hereof, each party hereto will execute and deliver such instruments and take such other action as the other parties hereto may reasonably require in order to carry out this Agreement and the Plan of Merger and the transactions contemplated hereby and thereby.

         5.9 Securities Exchange Act of 1934. BCAM shall as soon as practicable distribute to its shareholders all appropriate notifications in accordance with New York law and in compliance with the Securities Exchange Act of 1934 which shall be at the sole cost and expense of BCAM.

         5.10 Filing of Merger Documents. Subject to the terms and conditions of this Agreement, as soon as practicable following the approval of the Plan of Merger by the shareholders of each of LungCheck and LungCheck Health and the approval of the issuance of the shares of BCAM Common Stock pursuant to this Agreement and the Plan of Merger by the Board of Directors of BCAM, LungCheck and LungCheck Health shall cause the Certificate of Merger to be filed with the Secretary of State of Delaware.

         5.11 Stock Dividend. Prior to the Effective Date of the Merger, BCAM shall cause the organization and incorporation of ISTX to which BCAM shall transfer its existing technology and which BCAM shall then "spin-out" by declaring a stock dividend to its existing shareholders prior to the Merger in accordance with the stock dividend declaration described in Schedule 5.11.

         5.12 Further Assurances. Consistent with the terms and conditions hereof, each party hereto will execute and deliver such instruments and such other action, as the other party hereto may reasonably require in order to carry out this Agreement and the Plan of Merger and the transactions contemplated thereby.

         5.13 Recapitalization of BCAM. As soon as practicable subsequent to the Effective Date of the Merger, BCAM shall amend its Articles of Incorporation in order to effect a combination of its outstanding available authorized common stock to an amount sufficient to allow for the conversion of BCAM Series A Convertible Preferred Stock and BCAM Series B Convertible Preferred Stock into BCAM Common Stock.

         5.14 Board of Directors. The persons named on Schedule 5.14 shall be elected as directors of LungCheck Health's Board of Directors, subject only to their respective acceptances and the consummation of the transactions provided for in this Agreement.

         5.15 No Transfer. Neither the BCAM Series A Preferred Stock, the BCAM Series B Preferred Stock, nor the BCAM Common Stock, into which the same may be converted, shall be transferred on the books of record of BCAM for a period of one (1) year from the effective date of the Merger. If this provision is waived or modified for any one or more shareholders, it shall be similarly waived or modified for all shareholders (i.e., proportionately).


                                   ARTICLE VI

                  Conditions to the obligations of the parties

         The obligation of each of BCAM and LungCheck Health, on the one hand, and LungCheck on the other hand, to consummate the transactions contemplated by this Agreement shall be subject to compliance with or satisfaction of the following conditions by the other, to the extent applicable:

         6.1 Bring Down. The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and at the Closing as if then made by the relevant party (except for those representations and warranties made as of a given date, which shall continue to be true and correct as of such given date).

         6.2 Compliance. Each party shall have complied in all material respects with all of the covenants and agreements in this Agreement on its or their part, respectively, to be complied with as of or prior to the Closing Date.

         6.3 No Material Adverse Changes. Since the date of this Agreement, there shall not have occurred any material adverse change in the condition or operations (financial or otherwise) of LungCheck, on the one hand, or of BCAM and LungCheck, on the other.

     6.4 LungCheck Health's Certificates. There shall be delivered to LungCheck:

                  (a) a certificate executed by the President and Secretary of LungCheck Health, dated the Effective Date, certifying that the conditions to be fulfilled by each of them set forth in this Article VI have been fulfilled;

                  (b) a certificate of incumbency for LungCheck Health executed by its President and by the Secretary of such entity, listing the officers of such entity authorized to execute (to the extent applicable) the Agreement and the other documents, certificates, schedules and instruments to be delivered on behalf of such entity, and their respective offices, and containing the genuine signature of each such person set forth opposite his name; and

                  (c) good standing certificate, certified charter document and By-Laws of LungCheck Health of recent date, from the Secretary of State of Delaware.


The certificates described in subsections (a), (b), and (c) above are hereafter referred to collectively as "LungCheck Health's Certificates."

         6.5      BCAM's Certificates.  There shall be delivered to LungCheck:

                  (a) a certificate executed by the President and Secretary of BCAM, dated the Effective Date, certifying that the conditions to be fulfilled by each of them set forth in this Article VI have been fulfilled;

                  (b) a certificate of incumbency for BCAM, executed by its President and by the Secretary of such entity, listing the officers of such entity authorized to execute (to the extent applicable) the Agreement and the other documents, certificates, schedules and instruments to be delivered on behalf of such entity, and their respective offices, and containing the genuine signature of each such person set forth opposite his name; and

                  (c) good standing certificate and certified charter document of BCAM of recent date, from the Secretary of State of New York.


The certificates described in subsections (a), (b), and (c) above are hereafter referred to collectively as "BCAM's Certificates."

         6.6 LungCheck's Certificates. There shall be delivered to BCAM and LungCheck Health:

                  (a) a certificate executed by the President and Secretary of LungCheck, dated the Closing Date, certifying that the conditions to be fulfilled by it as set forth in this Article VI have been fulfilled;

                  (b) a certificate of incumbency for LungCheck executed by its President and by the Secretary of LungCheck, listing the officers of such entity authorized to execute (to the extent applicable) the Agreement and the other documents, certificates, schedules and instruments to be delivered on behalf of such entity, and their respective offices, and containing the genuine signature of each such person set forth opposite his name; and

                  (c) good standing certificate and certified charter document of LungCheck of recent date, from the Secretary of State of Delaware.


The certificates described in subsections (a), (b), and (c) above, are hereafter referred to collectively as "LungCheck's Certificates."

         6.7 No Suits. No action or proceeding shall have been instituted in any court or before any Federal, state or local governmental agency against any party seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or which could have a material adverse effect on any of the parties, which shall not have been dismissed or withdrawn prior to the Effective Time of the Merger.

         6.8 Documents. All documents required to be delivered to each of the parties to this Agreement, at or prior to Closing shall have been so delivered.

         6.9 Authority. There shall be in full force and effect on the resolutions of the Boards of Directors of each of the parties to this Agreement approving this Agreement the other documents executed and delivered by each of them in connection with this Agreement and the transactions contemplated in it. At or prior to the Closing, each party will deliver to the other a copy of the resolutions of its Board of Directors approving the execution and delivery of this Agreement and the other documents to be delivered pursuant to this Agreement and the consummation of all of the transactions contemplated hereby, duly certified by an appropriate officer.

         6.10 Bankruptcy, Dissolution, etc. No petition or other commencement of proceedings in bankruptcy or proceedings for dissolution, termination, liquidation or an arrangement, merger or readjustment of any party's debts under any state or Federal law enacted for the relief of debtors or otherwise, whether instituted by or against a party, has been effected or commenced by or against any party.

         6.11 BCAM Preferred Stock. The certificates hereto as Exhibit B and C shall have been filed with the Secretary of State of New York.

         6.12     Spinoff.  The Spinoff shall have been effected.

         6.13     Audit Opinion. BCAM shall have received the LungCheck Audit
Opinion.

         6.14 Stockholder Approval. All requisite approval shall have been obtained from the shareholders of LungCheck and LungCheck Health.

         6.15 LungCheck Debt. The holders of at least $192,000 of LungCheck debt shall have agreed to convert the same into shares of LungCheck Common Stock.

         6.16 LungCheck  Options and Warrants.  The holders of LungCheck options
and   warrants   shall  have   agreed  to  modify  the  same  to  remove   their
"anti-dilution" provisions.

         6.17 Additional Financing. Binding agreements shall have been entered into and funded relating to an investment of an aggregate of at least $1,100,000 in BCAM, LungCheck, Inc. and LungCheck Health in exchange for shares of LungCheck Common Stock BCAM Series B Convertible Preferred Stock and BCAM Common Stock.

         6.18 Employment Agreement. An amended employment agreement shall have been entered into with Michael Strauss providing for options shall have been issued to Michael Strauss for the purchase of 800,000 shares of BCAM Common Stock at $0.15 per share, or a memorandum of the same shall be entered into.

         6.19 Repricing Rights. Repricing rights as to shares of BCAM Common Stock shall have been terminated.

         6.20 Proxies. The holders of at least a majority of LungCheck's Common Stock have delivered to Michael Strauss (or his designee) a voting proxy in favor of amending BCAM's charter to provide for a 1:15 reverse common stock split.

         6.21 Questionnaires. LungCheck shall have delivered to BCAM Investment Questionnaires executed by each of LungCheck's shareholders pursuant to which each such shareholder represents that such shareholder qualifies as an "accredited investor" as such term is defined by the SEC.

                                   ARTICLE VII

                                     Closing

         7.1 Time and Place; Effective Date. The closing shall take place immediately upon satisfaction of the conditions to closing and the certificate of merger shall be filed immediately at the closing.

         7.2 Deliveries at Closing. At the Closing, BCAM and LungCheck Health shall deliver to LungCheck and LungCheck shall deliver to BCAM and LungCheck Health the certificates and other documents and instruments provided to be delivered under the provisions hereof, and LungCheck shall cause the Certificate of Merger to be filed in accordance with the provisions of the Delaware Corporation Act (or such other jurisdiction as may be applicable) and shall take any other lawful actions and do any other lawful things necessary to effect the Merger and to enable the Merger to become effective.



                                  ARTICLE VIII

                 Termination and Rights and Remedies on Default

         8.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned prior to the Closing: (i) by the mutual consent of the parties to this Agreement; (ii) by BCAM and LungCheck Health, if LungCheck is in material default which continues for 10 days notice; (iii) by LungCheck if either BCAM or LungCheck Health is in material default which continues for 10 days after notice; (iv) by any party (other than a party that is in breach of its obligations under this Agreement) if the Closing shall not have occurred on or before the Termination Date. The Termination Date shall be September 15, 1999. If this Agreement is terminated pursuant to clause (i) of this Article VIII all obligations of the parties hereunder shall terminate without any further liability or obligation of either party to the other except as limited by the preceding sentence, the exercise by any party of the right to terminate this Agreement shall not terminate or limit any remedy that such party may have pursuant to applicable law, including any rights with respect to damages or specific performance.

         8.2 Nature of Remedies Cumulative. Except as otherwise provided in this Agreement, all rights and remedies granted in this Agreement or available under applicable law shall be deemed concurrent and cumulative and not alternative or exclusive remedies, to the full extent permitted by law and this Agreement, and any party may proceed with any number of remedies at the same time or in any order. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and any party, upon the occurrence of an event of default by another party under this Agreement, may proceed at any time, under any agreement, in any order and with any available remedy.



                                   ARTICLE IX

                                  Finders Fees

         Except as  otherwise  disclosed  in  Schedule  9A as to  LungCheck,  or
Schedule 9B as to BCAM, each of the parties represents and warrants to the other that such party has not employed any finder or broker in connection with transactions contemplated by this Agreement. Each party agrees to indemnify and hold harmless the others from and against any claim, damages, liabilities, and expenses (including without limitation, attorneys' fees and disbursements) arising from any claim or demand asserted by any person or entity on the basis of its employment as a finder or broker by the respective party.


                                    ARTICLE X

                                     Notices

         All notices or other communications required or permitted under the terms of this Agreement shall be made in writing and shall be deemed given upon
(i) hand delivery or (ii) three days after deposit of same in the Certified Mail, Return Receipt Requested, first class postage and registration fees prepaid and correctly addressed to the parties at the following addresses:

         If to BCAM or LungCheck Health:    BCAM International, Inc.
                                            1800 Walt Whitman Road
                                            Melville, New York 11747
                                            Attention: Michael Strauss

         With a Copy to:                    Ruskin, Moscou, Evans &
                                            Faltischek, P.C.
                                            170 Old Country Road
                                            Mineola, NY  11501
                                            Attention:  Stuart M. Sieger, Esq.

         If to LungCheck:                   8255 East Raintree Drive
                                            Scottsdale, AZ  85260

         With a Copy to:                    Morris C. Brown, Esq.
                                            Greenberg Traurig, P.A.
                                            777 South Flagler Drive,
                                            Suite 300 East
                                            West Palm Beach, Florida 33401

     or to such other address as any of the parties hereto may designate by notice to the others.


                                   ARTICLE XI

                            Mediation and Arbitration

         11.1     Mediation and Arbitration.

                  (a) Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within five (5) days after delivery of the notice, the party receiving the notice shall submit a written response to the other party. The notice and the response shall include
(i) a statement of each party's position and a summary of arguments supporting that position and (ii) the name and title of the executive who represents that party and of any other person who will accompany the executive. Within five (5) days after delivery of the response, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored. If the matter has not been resolved within fifteen (15) days of the disputing party's notice, either party may initiate arbitration of the controversy or claim as provided hereinafter. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence.

                  (b) Any disputes between any of the parties to it with respect to the agreements contained in it, or as modified in the future, are to be settled by binding arbitration conducted in New York City, State of New York, pursuant to the commercial arbitration rules of the American Arbitration Association. In any such arbitration the scope and timing of any discovery shall be determined by the arbitrators. Such arbitration is to be the sole remedy for the settlement of such disputes.

                                   ARTICLE XII

                                  Miscellaneous

         12.1     Miscellaneous Provisions

                  (a) Successors. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned prior to Closing without the prior written consent of the other parties hereto.

                  (b) Expenses. Except as otherwise provided in this Agreement, each of the parties to this Agreement shall be responsible for any and all of the respective fees, costs and expenses incurred by each, in connection with the negotiation, preparation or performance of this Agreement.

                  (c) Entire Agreement. This Agreement incorporates by this reference the Plan of Merger, all Exhibits and schedules hereto and all documents executed and/or delivered at Closing. This Agreement and the documents so incorporated into it contain the parties' entire understanding and agreement with respect to the subject matter hereof; and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void.

                  (d) Amendments Only in Writing. No amendment, modification, waiver or discharge of this Agreement or any provision of this Agreement shall be effective against any party, unless such party shall have consented thereto in writing.

                  (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute a single agreement.

                  (f) Cooperation. Each of the parties to this Agreement, when requested by another party, shall give all reasonable and necessary cooperation with respect to any reasonable matters relating to the transactions contemplated by this Agreement.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, exclusive of its choice of law provisions.

                  (h) Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

                  (i) Gender; Number. All references to gender or number in this Agreement shall be deemed interchangeably to have a masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

                  (j) Severability. The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

                  (k) Survival. Except as otherwise expressly provided in this Agreement, the liabilities and obligations of each party with respect to any and all of its representations, warranties, covenants and agreements set forth in this Agreement and/or in any document incorporated into it shall not be merged into, affected or impaired by the Closing under this Agreement. All of the representations, warranties, covenants and agreements set forth in this Agreement shall survive the Closing for the period thereafter until two (2) years from the date first above written.

                  (l) No Third Party Beneficiaries. This Agreement has been entered into solely for the benefit of the parties that have executed it, and not to confer any benefit or enforceable right upon any other party or entity. Accordingly, no party or entity that has not executed this Agreement shall have any right to enforce any of the provisions of it.



                                  ARTICLE XIII

                        Securities Law/Corporate Matters

         13.1 Legends. The certificates representing the BCAM Series A Convertible Preferred Stock, the BCAM Series B Convertible Preferred Stock and the BCAM Common Stock into which the same are convertible shall bear the following legend:


                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) OF THE ACT AND MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY A SHAREHOLDER ONLY IN COMPLIANCE WITH BOTH FEDERAL AND STATE SECURITIES LAWS. THE COMPANY IS UNDER NO OBLIGATION TO SHAREHOLDERS TO REGISTER THESE SHARES UNDER THE ACT OR TO CAUSE AN EXEMPTION TO BE AVAILABLE TO SHAREHOLDERS.

BCAM shall place stop transfer orders with its transfer agent with respect to such certificate in accordance with federal securities laws.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

                                                 BCAM INTERNATIONAL, INC.



                                               By:/s/
                                                  ----------------------
                                                  Authorized Signatory



                                                 LUNGCHECK HEALTH, INC.



                                               By:/s/
                                                  ---------------------
                                                  Authorized Signatory


                                                 LUNGCHECK, INC.



                                               By:/s/
                                                  ---------------------
                                                  Authorized Signatory

                                   EXHIBIT "A"

                                 Plan of Merger



                                 PLAN OF MERGER

         Plan of Merger (the "Plan"), dated as of September 22, 1999, between LungCheck, Inc., a Delaware corporation ("LungCheck"), and LungCheck Health, Inc., a New York corporation ("LungCheck Health"), (LungCheck and LungCheck Health are sometimes referred to herein as the "Constituent Corporations").

         LungCheck is a corporation duly organized and validly existing under the laws of the State of Delaware with authorized capital stock consisting of 35,000,000 shares of common stock, par value $.001 per share ("LungCheck Common Stock"), of which as of the date of this Plan of Merger there were 24,240,374 shares issued and outstanding and no shares were held in the treasury of LungCheck.

         LungCheck Health is a corporation duly organized and validly existing under the laws of the State of Delaware with authorized capital stock consisting of 200 shares of common stock, $.01 par value per share (the "LungCheck Health Common Stock"), 100 shares are issued and outstanding and owned by BCAM International, Inc., a New York corporation ("BCAM").

         The respective Boards of Directors of LungCheck and LungCheck Health, and LungCheck Health's sole shareholder, BCAM, deem it advisable that LungCheck be merged with and into LungCheck Health (the "Merger") as provided herein and in the Agreement and Plan of Merger dated as of September 14, 1999 (the "Agreement and Plan"), which sets forth certain representations, warranties and agreements in connection with the Merger and related transactions.

         LungCheck and LungCheck Health, in order to effectuate the foregoing, have adopted a plan of merger in accordance with the provisions of Section 368(a) of the Internal Revenue Code, as amended.

         In consideration of the mutual benefits to be derived from this Plan, the Agreement and Plan and the mutual agreements hereinafter contained, LungCheck and LungCheck Health on the terms and conditions contained herein, and in connection herewith, agree as follows:

                                    ARTICLE I

                              SURVIVING CORPORATION

         In accordance with the applicable provisions of the business corporation laws of the State of Delaware ("Corporation Laws"), LungCheck shall be merged with and into LungCheck Health. LungCheck Health shall be and is herein sometimes referred to as the "Surviving Corporation."

                                   ARTICLE II

                           EFFECTIVENESS OF THE MERGER

         Section 2.1 Effective Time of the Merger. Subject to the provisions of this Plan and the Agreement and Plan, as soon as practicable on or after the Closing Date (as defined in Article I of the Agreement and Plan), a certificate of merger (the "Certificate of Merger"), together with this Plan, shall be executed by LungCheck and LungCheck Health and delivered to the Secretary of State of the State of Delaware for filing as provided in the Corporation Laws. The Merger shall become effective upon completion of the filing of Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time of the Merger").

         Section 2.2 Effects of the Merger. At the Effective Time of the Merger:
(i) the separate existence of LungCheck shall cease and LungCheck shall be merged with and into LungCheck Health; and (ii) the Merger shall, from and after the Effective Time of the Merger, have all the effects provided by applicable Delaware law.

         Section 2.3 Additional Actions. If, at any time after the Effective Time of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances or any other acts are necessary or desirable: (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of LungCheck acquired or to be acquired by reason of, or as a result of, the Merger; or (b) otherwise to carryout the purposes of this Plan, LungCheck and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carryout the purposes of this Plan; and the proper officers and directors of the Surviving Corporation are fully authorized in the name of LungCheck or otherwise to take any and all such action.

                                   ARTICLE III

                        EFFECT OF MERGER ON CAPITAL STOCK
                         OF THE CONSTITUENT CORPORATIONS

     Section 3.1 Conversion of Stock of LungCheck and LungCheck Health. At the Effective Time of the Merger:

                  a. Each share of LungCheck Common Stock then issued and outstanding shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into 0.0032958 shares of BCAM Series B convertible preferred stock, $.01 par value ("BCAM Series B Preferred Stock"), each one of which is convertible into 1,500 shares of Common Stock of BCAM, subject to certain conditions; and

                  b. Each share of LungCheck Preferred Stock then issued and outstanding shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into 0.098884 shares of BCAM Series A convertible preferred stock ("BCAM Series A Preferred Stock"), each one of which is convertible into 150 shares of common stock of BCAM, subject to certain conditions, of the Surviving Corporation.

         Section 3.2 Exchange of Certificates. After the Effective Time of the Merger, each holder of a certificate or certificates theretofore evidencing outstanding shares of LungCheck Common Stock, upon surrender of the same to Ruskin, Moscou, Evans & Faltischek, P.C. ("RMEF") as agent for LungCheck or such other agent or agents as shall be appointed by LungCheck Health shall be
entitled  to  receive  in  exchange   therefor  a  certificate  or  certificates
representing the number of shares of BCAM Series A or B Preferred Stock, including fractional shares, as the case may be for which the shares of LungCheck Common Stock or LungCheck Preferred Stock theretofore represented by the certificate or certificates so surrendered shall have been converted as provided in this Article III. As soon as practicable after the Effective Time of the Merger, RMEF or such other agent(s), as the case may be, shall mail to each holder of record of an outstanding certificate which immediately prior to the Effective Time of the Merger evidences shares of LungCheck Common Stock or LungCheck Preferred Stock (a "Certificate"), and which is to be exchanged for BCAM Series A and Series B Preferred Stock as provided in Section 3.1 hereof, a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to RMEF), advising such shareholder of the terms of the exchange effected by the Merger and the procedure for surrendering to RMEF or such other agent(s), as the case may be, such Certificate in exchange for certificates evidencing the BCAM Series A and Series B Preferred Stock. Until so surrendered, each outstanding Certificate will be deemed for all corporate purposes of BCAM to evidence ownership of the number of full shares of BCAM Series A and Series B Preferred Stock and the right to receive the cash value of any fraction of a share into which the shares of LungCheck Common Stock or LungCheck Preferred Stock represented thereby were converted; provided, however, until such outstanding Certificates are surrendered, no dividend payable to holders of record of BCAM Series A and Series B Preferred Stock as of any record date subsequent to the Effective Time of the Merger shall be paid to the holder of such outstanding Certificates in respect thereof. After the Effective Time of the Merger, there shall be no further registration of transfers on the records or stock transfer books of LungCheck of shares of LungCheck Common Stock or LungCheck Preferred Stock and, if a Certificate representing such shares is presented, it shall be canceled and exchanged for certificates representing shares of BCAM Preferred Series A and Series B Stock as herein provided. Subject to the provisions of this Section 3.2 and to applicable law, upon surrender of Certificates there shall be paid to the record holder of the certificates of BCAM Series A and Series B Preferred Stock issued in exchange therefor: (i) at the time of such surrender, the amount of any dividends or distributions theretofore paid with respect to such full shares of BCAM Preferred Series A and Series B Stock as of any record date subsequent to the Effective Time of the Merger to the extent the same has not yet been paid to a public official pursuant to abandoned property laws; and (ii) at the appropriate payment date or as soon as practicable thereafter, the amount of dividends or distributions with a record date after the Effective Time of the Merger but prior to surrender and a payment date subsequent to surrender payable with respect to such shares of BCAM Series A and Series B Preferred Stock. All such dividends or distributions, if held by RMEF, or such other agent(s), as the case may be, for payment or delivery to the holders of unsurrendered Certificates and unclaimed at the end of one year from the Effective Time of the Merger, shall at such time be paid or redelivered by RMEF or such other agent(s), as the case may be, to LungCheck Health acting solely in its corporate capacity, and after such time any holder of a Certificate who has not surrendered such Certificate to RMEF or such other agent(s), as the case may be, shall, subject to applicable law, look as a general creditor only to LungCheck Health for payment or delivery of such dividends or distributions or cash, as the case may be. All shares of BCAM Series A and Series B Preferred Stock and rights to receive cash, if any, into and for which shares of LungCheck Common Stock or LungCheck Preferred Stock shall have been converted and exchanged pursuant to this Section 3.2 shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted and exchanged shares of LungCheck Common Stock or LungCheck Preferred Stock.

         Section 3.4 Certificates in Other Names. If any certificate evidencing shares of BCAM Series A and Series B Preferred Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange pay to RMEF or such other agent(s), as the case may be, or LungCheck Health acting solely in its corporate capacity, as the case may be, any transfer or other taxes required by reason of the issuance of a certificate for shares of BCAM Series A and Series B Preferred Stock in any name other than that of the registered holder of the Certificate surrendered or otherwise required or establish to the satisfaction of RMEF or such other agent(s), as the case may be, or LungCheck Health acting solely in its corporate capacity, as the case may be, that such tax has been paid or is not payable.

                                   ARTICLE IV

              CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

         The Certificate of Incorporation of the Surviving Corporation shall continue to be its Certificate of Incorporation from and after the Effective Time of the Merger until changed in accordance with applicable law.



                                    ARTICLE V

                   BOARD OF DIRECTORS OF SURVIVING CORPORATION

         The Board of Directors of the Surviving Corporation shall consist of the following directors from and after the Effective Time of the Merger until changed in accordance with applicable law:

________________







                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1 Termination. This Plan shall terminate in the event of and upon the termination of the Agreement and Plan.

         Section 6.2 Headings. The descriptive headings of the several Articles and Sections of this Plan are inserted for convenience only and do not constitute a part of this Plan.

         Section 6.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by certified or registered mail, postage prepaid, addressed as follows:

         (a)      If to LungCheck :         8255 East Raintree Drive
                                            Scottsdale, AZ  85260


         (b)      If to LungCheck Health:   BCAM International, Inc.
                                            1800 Walt Whitman Road
                                            Melville, NY  11747
                                            Attention:  Michael Strauss

or such other addresses as shall be furnished in writing by either party, and any such notice of communication shall be deemed to have been given as of the date so mailed.

         Section 6.4 Assignment. This Plan and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Plan nor any of the rights, interest, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

         Section 6.5 Complete Agreement. This Plan, and the Agreement and Plan, including the schedules, exhibits or other writings referred to therein or delivered pursuant thereto, contain the entire understanding of the parties hereto with respect to the Merger and the related transactions and supersede all prior arrangements or understandings with respect thereto and all letters and other agreements relating to the protection of Confidential Information (as defined in the Agreement and Plan) of LungCheck and LungCheck Health. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties hereto other than those expressly set forth herein or in the Agreement and Plan.

         Section 6.6 Modifications, Amendments and Waivers. At any time prior to the Effective Time of the Merger (notwithstanding any shareholder approval), if authorized by their respective Boards of Directors and to the extent permitted by law: (i) the parties hereto may, by written agreement, modify, amend or supplement any term or provision of this Plan and (ii) any term or provision of this Plan may be waived by the party which is, or whose shareholders are, entitled to the benefits thereof. Any written instrument or agreement referred to in this section shall be validly and sufficiently authorized for the purposes of this Plan if signed on behalf of LungCheck and LungCheck Health by a person authorized to sign this Plan.

         Section 6.7 Counterparts. This Plan may be executed by facsimile in two or more counterparts all of which shall be considered one and the same agreement and each of which shall be deemed an original.

         Section 6.8 Governing Law. This Plan shall be governed by the laws of the State of Delaware (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

         IN WITNESS WHEREOF, LungCheck and LungCheck Health have caused this Plan of Merger to be executed by their duly authorized officers, respectively.

                                                    LUNGCHECK, INC.
ATTEST:

                                                  BY: /s/
         Secretary                                   ----------------
                                                     Authorized Signatory

                                                     LUNGCHECK HEALTH, INC.
ATTEST:

                                                  BY:/s/
         Secretary                                   ----------------
                                                     Authorized Signatory

                                   EXHIBIT "B"

                            Certificate of Amendment



                         CERTIFICATE OF AMENDMENT OF THE

                         CERTIFICATE OF INCORPORATION OF

                            BCAM INTERNATIONAL, INC.

                Under Section 805 of the Business Corporation Law


                               ------------------



         The   undersigned,   being  the   President   and   Secretary  of  BCAM
INTERNATIONAL,  INC., hereby certify:

     First: The name of the corporation is BCAM INTERNATIONAL, INC. The corporation was organized under the name BIOMECHANICS CORPORATION OF AMERICA.

     Second: The Certificate of Incorporation of the corporation was filed with the Department of State on February 22, 1984.

     Third: The Certificate of Incorporation of the corporation is amended, as authorized by Section 805 of the Business Corporation Law, to designate Series A and B Acquisition Preferred Stock. To effectuate such change, Article FOURTH Paragraph (d) of the Certificate of Incorporation of the corporation is as follows:

                  d. Acquisition Preferred Stock. The aggregate number of shares of Acquisition Preferred Stock the corporation shall have the authority to issue is seven hundred fifty thousand (750,000) shares of Acquisition Preferred Stock, par value One ($.01) cent per share, issuable by the Board of Directors, from time to time, in one or more series. The Acquisition Preferred Stock shall only be issued as consideration pursuant to a statutory merger or consolidation as to which the corporation of substantially all the assets or business of another entity or the acquisition by the corporation of 50% or more of the voting securities of another entity. The Board of Directors hereby designates Series A Acquisition Convertible Preferred Stock and Series B Acquisition Convertible Preferred Stock with the following rights:

         (i)      Series A Acquisition Convertible Preferred Stock

         1. Dividends. The shares of Series A Acquisition Convertible Preferred Stock (the "Series A Preferred Stock") shall only be entitled to dividends (whether in cash or property or securities, other than dividends which are paid or intended to be paid in connection with distributions of the Corporation's assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation) when declared by the Corporation's Board of Directors on the Common Stock, on an as converted basis, and before any payment is made to the holders of the Common Stock. Each share of Series A Preferred Stock with respect to dividend payments shall be equal in every respect to every other share of Series A Preferred Stock. All dividends or distributions which are paid or intended to be paid in connection with a liquidation, dissolution or winding up of the Corporation shall be preferred, as provided in Sections 3(a) and 3(b) hereof.

         2. Voting Rights; No Preemptive Rights. The holders of Series A Preferred Stock shall, by virtue of their ownership thereof, be entitled to cast that number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock is convertible on each matter submitted to the Corporation's shareholders for voting. Such votes shall be cast together with those cast by the holders of Common Stock as one class, except as required by law. The Series A Preferred Stock shall not have cumulative voting rights. The holders of Series A Preferred Stock shall not have any preemptive rights upon the issuance or sale of any securities.

         3.       Liquidation Rights.

                  (a) If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up at any time when any of the Series A Preferred Stock shall be outstanding, the holders of the then outstanding Series A Preferred Stock shall have a preference against the assets (including cash, securities and property) of the Corporation available for distribution to the holders of the Common Stock equal to the sum of (i) $17.20 per share and (ii) an amount equal to all declared but unpaid dividends; or, if greater, a portion of the remaining assets of the Corporation which are distributable to the holders of the Common Stock equal to an amount which would have been distributed if the Series A Preferred Stock had been converted into Common Stock immediately prior to the date of such liquidation or dissolution (the "Preference Amount"); provided, however, that any reduction of the authorized or issued shares of the stock of the Corporation of any class, whether now or hereafter authorized, shall not be deemed to be a liquidation of the Corporation within the meaning of any of the provisions of this Section 3; and provided, further, however, that a liquidation for the purposes of this Section shall not be deemed to occur upon:
(a) the consolidation or merger of the Corporation into or with any corporation or corporations wherein the holders of the Series A Preferred Stock are to receive preferred securities of the merged or consolidated entity having substantially similar rights, preferences and protections as those of the Series A Preferred Stock (as contemplated herein); (b) the merger of the Corporation with another corporation in which the Corporation is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination -- of outstanding shares of the Corporation's Common Stock; or (c) the transfer, assignment or contribution of the Corporation's assets in connection with, or the creation of, any joint venture or limited liability entity in exchange for an equity interest shall not be deemed to be a liquidation for the purposes of this Section.

                  (b) All of the Preference Amount to be paid to the holders of Series A Preferred Stock as provided in this Section 3 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any property of the Corporation to, the holders of any Common Stock, whether now or hereafter authorized, in connection with such liquidation, dissolution or winding up.

         4. Redemption. The Corporation shall not redeem, purchase or otherwise acquire, directly or indirectly through a subsidiary or otherwise, any of the Series A Preferred Stock without the consent of all of the then holders of the Series A Preferred Stock. No shares of Series A Preferred Stock redeemed or purchased by the Corporation pursuant to this Section 4 shall be reissued by the Corporation.

         5.       Conversion.

                  (a) Optional Conversion. The holder of any shares of Series A Preferred Stock may at any time after the Corporation effectuates a 1:15 reverse split of its Common Stock, convert, at such holder's option, all or any portion of such shares of Series A Preferred Stock into Common Stock at the Conversion Ratio. At the time of conversion, the Corporation shall pay in cash to each holder of Series A Preferred Stock so converted an amount equal to all unpaid dividends, accrued thereon to the date of conversion, if such dividend was declared by the Board of Directors of the Corporation. In the event of conversion, the Corporation shall forthwith transmit to each holder of Series A Preferred Stock a certificate or certificates for the shares of Common Stock issued as a result thereof dated the date of conversion against delivery of the certificate or certificates representing the Series A Preferred Stock to be converted at the principal office of the Corporation (or at such other place as the Corporation may designate in a written notice sent to the holder by first-class mail, postage prepaid, at its address shown on the books of the Corporation), and such holders shall be deemed for all purposes to be the holders of such Common Stock as of the date of conversion.

                  (b) Stock Fully Paid; Reservation of Shares. All shares of Common Stock which may be issued upon conversion of Series A Preferred Stock will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. At all times that any Series A Preferred Stock is convertible, the Corporation shall have authorized, and shall have reserved for the purpose of issuance upon such conversion, a sufficient number of shares Common Stock.

                  (c) Reclassification, Consolidation or Merger. In the case of any reclassification or change (a "Reclassification") of outstanding Common Stock issuable upon conversion of Series A Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), including any Reclassification in the case of any consolidation or merger of the Corporation with or into another corporation which does not constitute a liquidation under
Section 3, the Series A Preferred Stock shall, without payment of additional consideration therefor, be deemed modified so as to provide that upon the Optional Conversion provided herein, each share of the Series A Preferred Stock shall procure, at the time of the Optional Conversion, in lieu of each share of Common Stock theretofore issuable upon such conversion, the kind and amount of shares of stock, other securities, options, rights, warrants, money and property receivable upon such Reclassification, by the holder of one share of Common Stock. The provisions of this subsection shall similarly apply to successive Reclassifications.

                  (d) Subdivision or Combination of Shares. If the Corporation, at any time or times while any of the Series A Preferred Stock is outstanding, shall subdivide or combine its Common Stock, the then Conversion Ratio of the Series A Preferred Stock shall be proportionately reduced or increased, as of the effective date of such subdivision or combination.

         6. No Reissuance of Series A Preferred Stock. No shares of Series A Preferred Stock which have been converted into Common Stock shall be reissued by the Corporation; provided, however, that each such share, after being retired and cancelled, shall be restored to the status of an authorized but unissued share of preferred stock without designation as to series and may thereafter be issued as a share of preferred stock not designated Series A Preferred Stock upon proper authorization.

         7. Definitions. As used herein with respect to the Series A Preferred Stock, the following terms have the following meanings:

                  (a) "Common Stock" shall mean the Corporation's Common Stock, $.01 par value, and any stock into which such Common Stock may hereafter be changed.

                  (b) "Conversion Ratio" shall mean, initially, one hundred fifty shares of Common Stock for each share of Series A Preferred Stock (150:1), which Conversion Ratio shall be subject to adjustment in accordance with Section 5 hereof, including for the 1:15 reverse split referred to in Section 5(a).

                  (c) "Person" shall mean an individual, a corporation, a partnership, a limited liability entity, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

                  (d) "Securities" shall mean any debt or equity securities of the Corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean one of the Securities.

         (ii)     Series B Acquisition Convertible Preferred Stock

         1. Dividends. The shares of Series B Acquisition Convertible Preferred Stock (the "Series B Preferred Stock") shall only be entitled to dividends (whether in cash or property or securities, other than dividends which are paid or intended to be paid in connection with distributions of the Corporation's assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation) when declared by the Corporation's Board of Directors on the Common Stock, on an as converted basis. Each share of Series B Preferred Stock with respect to dividend payments shall be equal in every respect to every other share of Series B Preferred Stock. All dividends or distributions which are paid or intended to be paid in connection with a liquidation, dissolution or winding up of the Corporation shall be preferred, as provided in Section 3 hereof.

         2. Voting Rights; No Preemptive Rights. The holders of Series B Preferred Stock shall, by virtue of their ownership thereof, be entitled to cast that number of votes equal to the number of shares of Common Stock into which the Series B Preferred Stock is convertible on each matter submitted to the Corporation's shareholders for voting. Such votes shall be cast together with those cast by the holders of Common Stock as one class, except as required by law. The Series B Preferred Stock shall not have cumulative voting rights. The holders of Series B Preferred Stock shall not have any preemptive rights upon the issuance or sale of any securities.

         3. Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up at any time when any of the Series B Preferred Stock shall be outstanding, the holders of the then outstanding Series B Preferred Stock shall not have a preference against the assets (including cash, securities and property) of the Corporation available for distribution to the holders of the Common Stock.

         4. Redemption. The Corporation shall not redeem, purchase or otherwise acquire, directly or indirectly through a subsidiary or otherwise, any of the Series B Preferred Stock without the consent of all of the then holders of the Series B Preferred Stock. No shares of Series B Preferred Stock redeemed or purchased by the Corporation pursuant to this Section 4 shall be reissued by the Corporation.

         5.       Conversion.

                  (a) Mandatory Conversion. All issued and outstanding shares of Series B Preferred Stock shall automatically convert into Common Stock at the Conversion Ratio, as adjusted in this Section 5, immediately after the Corporation effectuates a 1:15 reverse split of its Common Stock, and no action if any person shall be required to effectuate such conversion. At the time of conversion, the Corporation shall pay in cash to each holder of Series B Preferred Stock so converted an amount equal to all unpaid dividends, accrued thereon to the date of conversion, if such dividend was declared by the Board of Directors of the Corporation. In the event of conversion, the Corporation shall forthwith transmit to each holder of Series B Preferred Stock a certificate or certificates for the shares of Common Stock issued as a result thereof dated the date of conversion against delivery of the certificate or certificates representing the Series B Preferred Stock to be converted at the principal office of the Corporation (or at such other place as the Corporation may designate in a written notice sent to the holder by first-class mail, postage prepaid, at its address shown on the books of the Corporation), and such holders shall be deemed for all purposes to be the holders of such Common Stock as of the date of conversion.

                  (b) Stock Fully Paid; Reservation of Shares. All shares of Common Stock which may be issued upon conversion of Series B Preferred Stock will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. At all times that any Series B Preferred Stock is outstanding, the Corporation shall have authorized, and shall have reserved for the purpose of issuance upon such conversion, a sufficient number of shares Common Stock.

                  (c) Reclassification, Consolidation or Merger. In the case of any reclassification or change (a "Reclassification") of outstanding Common Stock issuable upon conversion of Series B Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), including any Reclassification in the case of any consolidation or merger of the Corporation with or into another corporation which does not constitute a liquidation under
Section 3, the Series B Preferred Stock shall, without payment of additional consideration therefor, be deemed modified so as to provide that upon the Mandatory Conversion provided herein, each share of the Series B Preferred Stock shall procure, at the time of the Mandatory Conversion, in lieu of each share of Common Stock theretofore issuable upon such conversion, the kind and amount of shares of stock, other securities, options, rights, warrants, money and property receivable upon such Reclassification, by the holder of one share of Common Stock. The provisions of this subsection shall similarly apply to successive Reclassifications.

                  (d) Subdivision or Combination of Shares. If the Corporation, at any time or times while any of the Series B Preferred Stock is outstanding, shall subdivide or combine its Common Stock, the Conversion Ratio of the Series B Preferred Stock shall be proportionately reduced or increased, as of the effective date of such subdivision or combination.

         6. No Reissuance of Series B Preferred Stock. No shares of Series B Preferred Stock which have been converted into Common Stock shall be reissued by the Corporation; provided, however, that each such share, after being retired and cancelled, shall be restored to the status of an authorized but unissued share of preferred stock without designation as to series may thereafter be issued as a share of preferred stock not designated Series B Preferred Stock upon proper corporate and shareholder authorization.

         7. Definitions. As used herein with respect to the Series B Preferred Stock, the following terms have the following meanings:

                  (a) "Common Stock" shall mean the Corporation's Common Stock, $.01 par value, and any stock into which such Common Stock may hereafter be changed.

                  (b) "Conversion Ratio" shall mean, initially, one thousand five hundred shares of Common Stock for each share of Series B Preferred Stock (1,500:1), which Conversion Ratio shall be subject to adjustment in accordance with Section 5 hereof, including for the 1:15 reverse split referred to in
Section 5(a) hereof.

                  (c) "Person" shall mean an individual, a corporation, a partnership, a limited liability entity, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

                  (d)  "Securities"   shall  mean  any  debt  or  equity
securities of the Corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean one of the Securities.

     Fourth:   This  amendment  to  the  Certificate  of  Incorporation  of  the corporation was authorized by the written consent of the Board of Directors of the corporation.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to the Certificate of Incorporation and affirm the foregoing as true under the penalties of perjury, as of this ____ day of September, 1999.

                                           BCAM INTERNATIONAL, INC.

                                           /s/
                                           -----------------------------------
                                           MICHAEL STRAUSS, Chairman and
                                           Chief Executive Officer

                                           /s/
                                           -----------------------------------
                                           KAREN TANTONE, Secretary

EXHIBIT 2.1

                               FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

                            DATED SEPTEMBER 15, 1999

                                  BY AND AMONG
                BCAM INTERNATIONAL, INC., LUNGCHECK HEALTH, INC.
                               AND LUNGCHECK, INC.

         The undersigned agree that, following the consummation of the merger contemplated by the Agreement and Plan of Merger, the following treatment will take place with respect to exercisable options and warrants issued by LungCheck, Inc. for the purchase of LungCheck, Inc. common stock at a purchase price per share $1.00 or more immediately prior to the merger. Each such option or warrant shall be replaced with an option or warrant to purchase BCAM Series B Acquisition Preferred Stock ("BCAM Preferred Stock") based upon the following:

     (a) The number of shares of LungCheck, Inc. common stock purchasable under the option or warrant prior to the merger shall be converted into an option or warrant to purchase an amount of BCAM Preferred Stock equal to the product of:

     the number of shares of Lungcheck, Inc. common stock purchasable pursuant to warrants or options exercisable immediately prior to the merger multiplied by .008.

     (b) The purchase price per share of BCAM Preferred Stock shall be computed as follows:

     the purchase price per share of Lungcheck, Inc. common stock set forth in the Lungcheck, Inc. warrant or option multiplied by .75 and further multiplied by 100.


Dated:     October 8, 1999


                                                    BCAM INTERNATIONAL, INC.


                                                 By:____________________________


                                                    LUNGCHECK HEALTH, INC.


                                                 By:____________________________


                                                    LUNGCHECK, INC.


                                                 By:____________________________